UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSR
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER: 811-08627

                            JOHNSONFAMILY FUNDS, INC.
               (Exact name of registrant as specified in charter)
                                    --------


                           555 Main Street, Suite 400
                                Racine, WI 53403
               (Address of principal executive offices) (Zip code)

                                 Colette Wallner
                            Johnson Asset Management
                           555 Main Street, Suite 400
                                Racine, WI 53403
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-800-276-8272

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2005

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2005

ITEM 1.    REPORTS TO STOCKHOLDERS.




                                 [LOGO OMITTED]

                                  JOHNSONFAMILY
                                    ---------
                                      FUNDS










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                         OCTOBER 31, 2005 ANNUAL REPORT
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Shareholder Letter ...................................................    1

Portfolio Commentaries ...............................................    2

Statements of Net Assets
     JohnsonFamily Large Cap Value Fund ..............................   11
     JohnsonFamily Small Cap Value Fund ..............................   13
     JohnsonFamily International Value Fund ..........................   15
     JohnsonFamily Intermediate Fixed Income Fund ....................   19

Statements of Operations .............................................   23

Statements of Changes in Net Assets ..................................   24

Financial Highlights .................................................   26

Notes to the Financial Statements ....................................   30

Report of Independent Registered Public Accounting Firm...............   36

Directors and Officers of the Company ................................   37

Disclosure of Fund Expenses...........................................   39

Approval of Investment Advisory Agreements............................   40

Notice to Shareholders ...............................................   41











 -----------------------------------
           NOT FDIC-INSURED
 -----------------------------------
  May lose value. No bank guarantee.
 -----------------------------------

Shares of JohnsonFamily Funds are distributed by an independent third party, SEI Investments
Distribution Co.

SHAREHOLDER LETTER OCTOBER 31, 2005



Dear Shareholders,

"Sideways!" It's the best way to describe the domestic market this past year. It's been down; it's been up, but mostly we've seen only modest growth.

Two major hurricanes and the price of oil have dominated the headlines. Inflation fears continue to dominate the thoughts of policymakers as they attempt to balance strength in the economy and the potential inflationary impact of governmental expenditures, high energy costs, low wage inflation and availability of cheaper off-shore goods. Is it any wonder that "sideways" is the most descriptive adjective? However, investors who looked to the international markets should have experienced a better result, and our medium to long-term outlook for international markets remains positive as we move into 2006.

But regardless of which market, international or domestic, we remain committed to the belief that attention to valuation, leverage, and earnings quality will be rewarded. It's the theme that runs through all we do. Our strategy of maintaining a disciplined stock selection process which focuses on companies with sustainable product and services, low leverage and solid cash flow, will prove valuable.

As is customary, our portfolio management team offers detailed analysis, investment ideas and a market outlook for each of our four portfolios on pages 2-12. The commentaries provide further insight into our investment philosophy and unique perspective on the economy and the markets. Of course, if at any time you wish to discuss our portfolio management style in greater detail, I welcome your call.

We appreciate your confidence and look forward to working with you in 2006.



Kind regards,


/s/Colette M. Wallner

Colette M. Wallner
President


                                           JOHNSONFAMILY FUNDS ANNUAL REPORT   1

PORTFOLIO COMMENTARIES OCTOBER 31, 2005
LARGE CAP VALUE FUND


The JohnsonFamily Large Cap Value Fund's (the "Fund") return for the 12 months ended October 31, 2005 was 10.80% versus the 11.86% return for the Russell 1000 Value Index and the 8.72% return for the S&P 500 Index.

U.S. equity performance during the Fund's 2005 fiscal year proved stronger than we expected. Surprise upside in corporate earnings, mostly driven by energy companies, as well as stronger than expected economic growth, supported investor confidence. Not even the specter of rising energy costs, inflation and the devastation wrought by Hurricanes Katrina, Rita and Wilma tempered an overall positive tone. Market gains, however, were not evenly distributed. During the year, there was much money to be made and lost

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED OCTOBER 31, 2005

 ONE YEAR  5 YEAR  SINCE INCEPTION*
-----------------------------------
  10.80%    6.28%       4.72%

RETURN ON A $10,000  INVESTMENT (SINCE 3/31/98)

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

                 JohnsonFamily Large Cap Value Fund   S&P 500 Index    Russell 1000 Value Index
3/31/98          $10,000                              $10,000          $10,000
'98               9,614                               10,060            9,569
'99              10,223                               12,642           11,151
'00              10,462                               13,412           11,767
'01              10,297                               10,072           10,371
'02               8,892                                8,550            9,332
'03              11,109                               10,329           11,467
'04              12,805                               11,302           13,239
'05              14,188                               12,287           14,809

*ANNUALIZED
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is heavily weighted toward stocks with large market capitalizations and represents approximately two-thirds of the total market value of all domestic common stocks.
   The Russell(R) 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
   Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.



2   JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2005
LARGE CAP VALUE FUND (CONTINUED)


depending on the bets made. In the large cap marketplace, the place to be was energy, rising over 30.0%, followed by insurers and home builders. Consumer durables, telecoms and paper stocks mostly suffered losses during the year as all three industries have been hit by weaker pricing and demand.

Performance in the Fund for the 2005 fiscal year does not differ materially from its primary benchmark. The Fund saw significant price appreciation in its energy and insurance holdings and suffered through losses in the paper industry. Positive performance contribution came primarily from four sectors: health care, services, energy and, unlike our benchmark, consumer durables. The Fund's health care sector benefited from its holdings in HCA (+32.4%) and Schering-Plough (+16.7%). Both securities were sold during the Fund's fiscal year and replaced by other health care names. In services, the Fund experienced strong performance mostly from its restaurant holdings. Wendy's International soared 36.5% on shareholder activism with the company agreeing to spin off its valuable growth business, Tim Horton's. Both Darden Restaurants (owners of Olive Garden and Red Lobster) and McDonald's gained on stronger than expected demand. By the fiscal year-end, all of the Fund's restaurant holdings had been sold in favor of better values. The energy sector was the Fund's strongest absolute group, returning 49.7% for the year. The Fund's overweight in the mid-tier integrated oil and E&P companies were responsible for the outsized gains. Unocal, which agreed to be acquired by Chevron, jumped 61.0% during the year, followed by Marathon Oil (+57.9%), ConocoPhillips (+55.1%) and Anadarko Petroleum (+34.5%). The Fund was fortunate to own neither General Motors nor Ford Motor nor any of the other domestic auto-related stocks. Our sole holding in Honda Motor posted a positive return of 11.3% while the Index group slid over 17.0%. The Fund liquidated its position in Honda Motor prior to the fiscal year-end and now has no direct automotive exposure.

Performance was negatively impacted by relative weakness in consumer staples and utilities. In staples, performance was negatively impacted not by what the Fund owned but rather by what it didn't own. Shares of Altria, that were 1.9% of the Russell 1000 Value Index as of October 31, 2004, surged 62.0% during the year. Not owning Altria shares cost the Fund seventy basis points (0.70%) in relative performance. Although shares of Altria were attractively priced, we are uncomfortable with the uncertainties surrounding tobacco litigation and have opted to avoid the stock. In the utility sector, relative performance was hindered by the Fund's lack of exposure to the independent power and energy trading firms, a high beta group the Fund chose to avoid.

The Fund remains positioned for below normal equity performance with a tilt toward business services companies such as Computer Sciences and Accenture, restructuring stories such as Sony and International Paper and attractive dividend payers such as Bristol-Myers Squibb, Unilever and Citigroup. While we are prepared for another year of lower returns, we believe the Fund is well positioned, should the year prove to be stronger than expected. A stronger market should benefit many of our "broken growth" holdings such as Cendant, Gannett, JP Morgan Chase, Pfizer and Microsoft. The Fund's valuation characteristics are attractive relative to the benchmark, trading at a discount on earnings, cash flow and book value.



                                           JOHNSONFAMILY FUNDS ANNUAL REPORT   3

PORTFOLIO COMMENTARIES OCTOBER 31, 2005
SMALL CAP VALUE FUND


The JohnsonFamily Small Cap Value Fund's (the "Fund") return for the 12 months ended October 31, 2005 was 6.92%, underperforming the Russell 2000 Value Index return of 13.04% and the Russell 2000 Index return of 12.08%.

U.S. equity performance during the Fund's 2005 fiscal year proved stronger than we expected. Surprise upside in corporate earnings, mostly driven by energy companies, as well as stronger than expected economic growth, supported investor confidence. Not even the specter of rising energy costs, inflation and the devastation wrought by Hurricanes Katrina, Rita and Wilma tempered an overall positive tone. Market gains, however, were not evenly distributed. During the year, there was much money to be made and lost depending on the bets made. In the small cap marketplace, the place to be was energy, rising 45.0%, followed by home builders and metals and mining. Consumer durable, chemical and paper stocks mostly suffered losses during the year as all three industries have been hit by weaker pricing and demand.

For the 2005 fiscal year, the Fund experienced its share of hits and misses as well. Contributing to performance was stock selection in retail, chemicals, banking and industrials. Three of the Fund's top performers for the fiscal year were retailers. Payless Shoesource jumped nearly 90.0% during the year on gains in

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED OCTOBER 31, 2005

 ONE YEAR  5 YEAR  SINCE INCEPTION*
-----------------------------------
   6.92%   12.74%        7.19%

RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

             JohnsonFamily Small Cap Value Fund   Russell 2000 Value Index        Russell 2000 Index
3/31/98      $10,000                              $10,000                         $10,000
'98            8,220                                8,151                           7,923
'99            8,357                                8,209                           9,101
'00            9,297                                9,630                          10,685
'01           11,653                               10,472                           9,328
'02           10,477                               10,207                           8,249
'03           14,563                               14,320                          11,826
'04           15,838                               16,896                          13,213
'05           16,934                               19,099                          14,809

*ANNUALIZED
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement of operations). Returns shown include the reinvestment of all dividends. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   The Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
   The Russell 2000(R) Index is a popular measure of the stock performance of small companies comprised of the stocks of the 2,000 smallest companies in the Russell 3000 Index. The Russell 3000 Index is comprised of the 3,000 largest U.S. companies based on market capitalization.
   Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.



4   JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2005
SMALL CAP VALUE FUND (CONTINUED)


operating efficiencies driven by a major restructuring plan. Merger & acquisition activity spurred shares of Oshkosh B'Gosh (+66.6%) and Tommy Hilfiger (+67.7%); Oshkosh B'Gosh agreed to be acquired by Carter's and Tommy Hilfiger has put itself up for sale. Holdings in Payless Shoesource and Oshkosh B'Gosh were sold during the year. The Fund's chemicals holdings bucked the average in the sector posting a 29.0% return versus an Index loss of 7.0%. During the year, Wellman (+43.0%) gained on stronger than expected volume and pricing and buyout speculation surrounds A. Schulman (+19.7%). Small cap banking was somewhat mixed but above average gains from Kentucky based Community Trust Bancorp. and Washington based Columbia Banking System added to return. Strong performance from the Fund's industrial holdings were led by A.O. Smith (+22.0%), LSI Industries (+21.8%) and Hughes Supply (+14.7%).

The positive gains in the Fund relative to the benchmark were offset by stock selection challenges in consumer staples, capital goods and health care as well as by the Fund's lack of exposure to the red hot metals and mining and building industries. The best returns for small cap value investors were found in areas of the market in which we do not invest: commodities. Driven by skyrocketing commodity prices, the average metals and mining stock gained 43.0%; the Fund's exposure in the sector is to value-added NN, Inc. whose shares fell 1.0%. Capital goods stocks surged on strong global demand but poor stock selection left the Fund's average return in the sector down 1.0%. We found the housing industry growth rates suspect and exited prematurely, missing out on the 30.0% plus return in the home builders sector during the fiscal year. In health care, shares of generic pharmaceutical company, Par Pharmaceutical, fell 32.0% on pricing competition. In consumer staples, surging natural gas prices dented the earnings of glass maker Libbey (-32.2%) and a drought in Brazil damaged the earnings of Alliance One (34.7%). The Fund still holds Par Pharmaceutical on the strength of its drug pipeline but has liquidated its position in Libbey and Alliance One.

As of October 31, 2005, the Fund's portfolio trades at a 30% discount on earnings to the Russell 2000 Value Index and is also discounted on cash flow and book value. And while the space is no longer cheap, there is no scarcity of attractively priced stocks with solid long-term prospects such as Yankee Candle, Consolidated Graphics, NCO Group and ProQuest. We are very cognizant of the Fund's missed opportunities in fiscal 2005. We are growing increasingly concerned about investor momentum and high valuations found in the small cap value market. While the Fund has missed the most recent highs in small cap value, we believe our structure and attention to valuation will reward our shareholders prospectively.



                                           JOHNSONFAMILY FUNDS ANNUAL REPORT   5

PORTFOLIO COMMENTARIES OCTOBER 31, 2005
INTERNATIONAL VALUE FUND


For the year ended October 31, 2005, the JohnsonFamily International Value Fund (the "Fund") returned 16.11%, underperforming the MSCI World ex-USA Index return of 18.47%.

International markets surged in fiscal year 2005, led by emerging markets, as cheap money continued to flood the global economy and earnings growth was strong. Over the past three fiscal years, international stocks have returned a cumulative 81.1%, well in excess of the cumulative 42.3% return on U.S. stocks. The world's corporate sector has emerged leaner and cleaner from the downturn in 2001, having spent the past few years cutting costs, paying down debt, and divesting of non-core assets. Earnings have recovered sharply as a result. In contrast with the past couple of years, however, in fiscal year 2005 the strength of the U.S. dollar contributed negatively to returns on international stocks. As the interest rate differential between the U.S. and other countries continued to widen, the U.S. dollar appreciated against a trade-weighted basket of currencies by 6.1% for the year.

High energy prices and sluggish economic growth in Europe failed to dim investors' appetites for equities. In Europe, the addition of ten central and eastern European countries to the European Union ("EU") last year brought not only greater access to rapidly growing markets, but an impetus for change. Competition from the East has given Old Europe the resolve to begin to push through much-needed reforms, includ-

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED OCTOBER 31, 2005

 ONE YEAR  5 YEAR  SINCE INCEPTION*
-----------------------------------
  16.11%    7.02%        6.31%

RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

            JohnsonFamily               Morgan Stanley Capital
            International Value Fund    International World ex-USA Index
3/31/98     $10,000                     $10,000
'98           8,969                       9,491
'99          10,570                      11,720
'00          11,326                      11,551
'01           9,250                       8,623
'02           8,783                       7,503
'03          11,425                       9,616
'04          13,692                      11,467
'05          15,897                      13,586

*ANNUALIZED
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement of operations). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.
Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   The Morgan Stanley Capital International (MSCI) World ex-USA Index is the aggregate of 23 individual country indices calculated by MSCI. The index excludes the U.S. MSCI uses a target of 85% of free float-adjusted market representation within each industry group, within each country, as a guideline in constructing the index.
   Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
   Investors are reminded that, while investing globally can be rewarding, investments in foreign securities involve investment risks including currency, liquidity, political, economic and market risks.



6   JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2005
INTERNATIONAL VALUE FUND (CONTINUED)


ing deregulation of labor markets and a restructuring of their taxation systems. UK stocks lagged in 2005 as the economy began to falter. After five interest rate hikes over the past few years, the UK housing market has come under pressure. Faced with higher interest payments and sky-high gas prices, UK consumers have reined in spending, curtailing economic growth. In Japan, indications of a sustainable recovery continue to accumulate. Real Gross Domestic Product ("GDP") growth expanded to 3.3% in the second quarter of 2005, and forecasters surveyed by THE ECONOMIST have raised their full year forecasts for both 2005 and 2006. Unemployment is at a six-year low, and corporate earnings are growing. Spurred by foreign buying, Japanese stocks gained 22.2% in fiscal year 2005.

Portfolio structure has not changed significantly over the past year. The Fund remains overweighted in Japan and Asia Pacific at the expense of the UK and continental Europe. The weighting in Japan has increased by about four percentage points since last year to 24.0%. Emerging market exposure is limited. By sector, the Fund remains modestly overweighted in services and underweighted in commodity cyclicals. Heading into fiscal year 2006, portfolio structure remains similar to that of the benchmark.

PERFORMANCE ANALYSIS
A number of factors contributed to the Fund's underperformance versus its benchmark. Reasoning that the era of cheap money was near over, we had reduced the Fund's exposure to emerging markets, financials, and commodity cyclicals. The conservative positioning of the portfolio, with overweight positions in health care, staples, and services, worked against performance on all fronts. The world remained awash in liquidity, and money continued to pour into commodities and emerging markets, pushing prices ever higher. The MSCI Emerging Markets index climbed another 33.8% for the year, for a cumulative three year return of 136.0%. The energy and metals sectors within the benchmark gained 30.6% and 36.9% respectively. Momentum definitely worked against us in 2005. The allocation effect made up the bulk of the underperformance. Capital goods was the best-performing sector overall, gaining 39.3% thanks to strong demand for machinery and equipment from China and eastern Europe. The Fund's holdings in capital goods gained 61.8% over the same period, owing to the 76.5% return on Kubota Corp., the Japanese manufacturer of industrial and farm machinery. The worst-performing sectors for the second year running were paper and technology, due mainly to higher input costs and a lack of pricing power. By country, emerging markets of course performed best, but are not included in the benchmark. The Fund's holdings in Brazil were a small percentage of the portfolio, but gained 100.0% for the year. The smaller markets in Europe performed very well, with Austria, Norway, and Luxembourg each gaining over 35.0%. Australian stocks rose 25.1% on the back of strong commodity prices. Of the larger markets, the UK lagged as the economy slowed. The Fund was underweighted in the UK, however, stock selection contributed negatively due to the consumer-related exposure. Japanese stocks added 22.4% for the year. The decision to overweight Japan was correct, but the Fund's holdings, well-diversified across sectors, did not keep pace with the financial and capital goods-led market gains.

INVESTMENT IDEAS
We see some compelling values in international markets that we believe will generate strong positive returns in fiscal year 2006.



                                           JOHNSONFAMILY FUNDS ANNUAL REPORT   7

PORTFOLIO COMMENTARIES OCTOBER 31, 2005
INTERNATIONAL VALUE FUND (CONCLUDED)


VOLVO AB (SWEDEN, CAPITAL GOODS)
Volvo develops and manufactures heavy vehicles, engines, and construction equipment. The stock has been under pressure due to the expectation that truck sales will peak in 2006, and currently trades at just 10.2x forward earnings and 5.7x cash flow. New truck models with improved fuel efficiency should improve Volvo's competitive position. The company has seen strong demand for construction equipment across regions, and its aerospace division continues to benefit from growth in world air traffic. Volvo is financially strong and enjoys solid cash flow, which support share repurchases and a 3.7% dividend yield.

E.ON AG (GERMANY, UTILITY)
E.ON is an integrated supplier of power and gas, involved in gas production, power generation, distribution and sales. Its four target markets are Central Europe, the United Kingdom, Northern Europe and the Midwest of the U.S., providing the company with a diversified revenue stream. Power producers in Europe are benefiting from rising demand and new rules on carbon dioxide emissions, which are driving prices up. The company has been disposing of non-core assets to focus on it main businesses, cut costs, and create shareholder value. E.ON has a solid balance sheet and generates nice free cash flow. The stock is trading at just 10.2x trailing earnings and 7.4x cash flow, and offers a 3% dividend yield.

MARKET OUTLOOK
Sustained recovery in Japan, strong growth in Asia Pacific, and the positive changes occurring in an enlarged EU constitute a strong case for continued outperformance of international equities. The fact that international stocks are more attractively valued, and have underperformed U.S. stocks for most of the past fifteen years, underline that case. However, there are certain risks as well.

While the U.S. Federal Reserve Board and other central banks have increased short term interest rates over the past year, long-term bond yields around the globe have fallen to historically low levels. Inflation-adjusted yields remain unusually low because central banks have created excess liquidity in the global monetary system. Loose money in the U.S., Europe and Japan have been amplified by the build-up of foreign exchange reserves and domestic liquidity in countries that tie their currencies to the dollar. If you flood the world with money, it has to go somewhere, and much of it has gone to risky assets. Hence the incredible surge in emerging markets debt and equity markets. However, the era of cheap money may soon come to an end. Until recently, the integration of China and other countries where cheap labor is available, as well as continual technological improvements, have kept inflation at bay. But signs of inflation are increasing, spurred by the soaring cost of energy and basic materials. Central banks around the world are signaling tighter monetary policy. The expectation alone will curb investors' appetite for risk.

The developed world outside the U.S. is undergoing significant change which adds to the attraction and stability of its financial assets. Foreign companies enjoy substantially greater financial flexibility than they have in years. We continue to find great investment opportunities across regions and sectors outside the U.S. Although the risks are real, we believe that American investors will be well rewarded for investing abroad.



8   JOHNSONFAMILY FUNDS ANNUAL REPORT

PORTFOLIO COMMENTARIES OCTOBER 31, 2005
INTERMEDIATE FIXED INCOME FUND


The total return of the JohnsonFamily Intermediate Fixed Income Fund (the "Fund") for the 12 months ended October 31, 2005 was 0.31%. The Lehman Brothers Intermediate Government/Credit Bond Index had a return of 0.27% and the Morningstar Intermediate-Term Bond Fund Category Index had a return of 0.85%.

PERFORMANCE ANALYSIS
After experiencing a year (2004) when fixed markets defied logic with interest rates and credit spreads being taken to unreasonably low levels, 2005 brought a semblance of reality to the marketplace. During this period, both the Federal Open Market Committee (the "FOMC") and bond market participants in general acknowledged that unacceptable inflation is a potentially threatening menace as economic growth continues to surprise on the upside. This is the scenario we were anticipating; therefore, portfolios were structured to address the potential ramifications of higher interest rates, a flatter yield curve and wider corporate spreads.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED OCTOBER 31, 2005

 ONE YEAR  5 YEAR  SINCE INCEPTION*
------------------------------------
   0.31%    5.09%        4.55%

RETURN ON A $10,000 INVESTMENT (SINCE 3/31/98)

[LINE GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

           JohnsonFamily Intermediate         Lehman Brothers Intermediate       Morningstar(R) Intermediate-
           Fixed Income Fund                  Government/Credit Bond Index       Term Bond Fund Category Index
3/31/98    $10,000                            $10,000                            $10,000
'98         10,590                             10,634                             10,475
'99         10,351                             10,740                             10,463
'00         10,930                             11,433                             11,064
'01         12,469                             13,063                             12,509
'02         12,814                             13,835                             12,941
'03         13,564                             14,586                             13,729
'04         13,969                             15,217                             14,408
'05         14,012                             15,259                             14,531

*ANNUALIZED
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 3/31/98 (commencement of operations). Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
   The Lehman Brothers Intermediate Government/Credit Bond Index includes all public obligations of the U.S. Treasury, excluding flower bonds and foreign-targeted issues; all publicly issued debt of U.S. government agencies and quasi-federal corporations and corporate debt guaranteed by the U.S. government; all publicly issued, fixed rate, nonconvertible investment-grade dollar-denominated, SEC-registered corporate debt.
   The Morningstar(R) Intermediate-Term Bond Fund Category Index is the average cumulative total performance assuming reinvestment of dividends and capital gains distributions of funds tracked by Morningstar(R), Inc. that invest their assets primarily in U.S. corporate and other investment-grade issues. The bonds have an average duration of greater than or equal to 3.5 years but less than or equal to six years, or an average effective maturity of more than four but less than ten years. The Lehman Intermediate Government/Credit Bond Index sectors are Industrial, Finance, Utility and Yankee. Also included among Yankees is debt issued or guaranteed by foreign sovereign governments, municipalities or governmental or international agencies. It includes only those bonds with maturities of up to 10 years.
   Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.



                                           JOHNSONFAMILY FUNDS ANNUAL REPORT   9

PORTFOLIO COMMENTARIES OCTOBER 31, 2005
INTERMEDIATE FIXED INCOME FUND (CONCLUDED)


In the early part of the year, we identified several factors that caused the downward pressure on yields and a reduction in overall risk premium afforded bond investors. Key among them were the significant expansion of foreign investment temporarily housed in U.S. Treasury securities, which was the result of a burgeoning U.S. budget and current account deficits. We also saw the hedge fund "carry trade" strategy as managers sought to benefit from the relative steepness of the yield curve.

As the year continued, the source of some of this demand dried up. For instance, the foreign central banks net purchase of Treasuries peaked last fall and has been in a significant decline. Furthermore, the appeal of the leverage trade is fading fast as the yield curve has flattened.

Later in the year, the fixed income markets were unusual due to the fact that there was an absence of an overriding theme to explain why interest rates rose. With the exception of the natural disasters from the hurricanes, there were no major events or changes in the economic climate.

MARKET OUTLOOK
While it is fair to characterize the economic statistics as "mixed", a closer review indicates that more than 60% of the major market moving releases reflected improving conditions that would imply a higher interest rate environment. However, even though the impacts of hurricanes Katrina and Rita could have tempering effects on Gross Domestic Product ("GDP") results, the inflationary pressures created from the disruption of domestic oil production, refining and distribution capacity may have farther reaching implications. In addition, the reconstruction efforts in the areas affected will strain other commodities, while providing a boost to GDP performance for 2006.

The net effect of strong economic growth and higher inflation levels should be rising interest rates and a flatter yield curve. While it is hard to say whether the current resilient economic conditions will persist, it seems fairly certain that the combined effects of a still accommodative monetary policy and higher energy costs will conspire to create a more inflationary environment, at least in the short term. We expect the FOMC to continue to raise the targeted federal funds ("FF") rate to the year-end projected level of 4.25%. This further increase in the rate may bring monetary policy closer to a neutral level.

While the upward spiral in the FF rate should flatten the curve further, we are nearing the point where we are considering transitioning our modified barbell structure towards a more even maturity distribution profile. At this stage in the economic growth and inflation cycles, and given the relatively flat yield curve shape, our conservative portfolio duration posture continues to be justified.



10   JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS OCTOBER 31, 2005
LARGE CAP VALUE FUND

SECTOR WEIGHTINGS (UNAUDITED)+:

[BAR GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

29.1%  Financials
16.4%  Industrials
13.0%  Energy
10.1%  Health Care
 7.3%  Consumer Discretionary
 5.6%  Telecommunication Services
 5.3%  Information Technology
 4.3%  Materials
 3.9%  Consumer Staples
 3.2%  Utilities
 1.8%  Short-Term Investments
+ Percentages are based on total investments.


   Number
  of Shares                                 Value
----------------------------------------------------
              COMMON STOCK - 98.07%
              AEROSPACE & DEFENSE - 4.07%
     38,070   Lockheed Martin Corp.     $  2,305,519
     43,095   Northrop Grumman Corp.       2,312,047
                                        ------------
                                           4,617,566
                                        ------------
              APPAREL & TEXTILES - 1.74%
     72,465   Jones Apparel Group, Inc.    1,976,845
                                        ------------
              BANKS - 12.81%
     56,261   Bank of America Corp.        2,460,856
     39,905   Comerica, Inc.               2,305,711
     72,970   Keycorp                      2,352,553
     75,900   Regions Financial Corp.      2,470,545
     33,635   SunTrust Banks, Inc.         2,437,865
     49,380   Wachovia Corp.               2,494,677
                                        ------------
                                          14,522,207
                                        ------------
              BASIC - CHEMICAL - 2.27%
     56,140   Dow Chemical Co.             2,574,580
                                        ------------
              BASIC - PAPER - 2.02%
     78,355   International Paper Co.      2,286,399
                                        ------------
              CONSUMER STAPLES - 3.93%
    123,940   Sara Lee Corp.               2,212,329
     55,270   Unilever PLC, ADR            2,243,962
                                        ------------
                                           4,456,291
                                        ------------
              DIVERSIFIED MANUFACTURING - 5.99%
     38,005   Eaton Corp.                  2,235,834
     69,820   General Electric Co.         2,367,596
     83,115   Tyco International Ltd.      2,193,405
                                        ------------
                                           6,796,835
                                        ------------
              ELECTRICAL SERVICES - 1.77%
     84,780   NiSource Inc.                2,005,047
                                        ------------


   Number
  of Shares                                  Value
----------------------------------------------------
              ENERGY - 11.23%
     26,825   Anadarko Petroleum Corp.  $  2,433,296
     53,585   Chevron Corp.                3,058,096
     45,715   ConocoPhillips               2,988,847
     36,085   Exxon Mobil Corp.            2,025,812
     37,040   Marathon Oil Corp.           2,228,326
                                        ------------
                                          12,734,377
                                        ------------
              FINANCIAL - 10.06%
     16,295   Bear Stearns Cos., Inc.      1,724,011
     51,265   CIT Group, Inc.              2,344,349
     64,335   Citigroup, Inc.              2,945,256
     68,585   JPMorgan Chase & Co.         2,511,583
     29,030   Merrill Lynch & Co., Inc.    1,879,402
                                        ------------
                                          11,404,601
                                        ------------
              HEALTH CARE - 7.83%
     97,175   Bristol-Myers Squibb Co.     2,057,195
     46,405   Novartis ADR                 2,497,517
     93,240   Pfizer Inc.                  2,027,038
     51,400   Wyeth                        2,290,384
                                        ------------
                                           8,872,134
                                        ------------
              INSURANCE - 3.98%
     53,010   Nationwide Financial
              Services, Class A            2,141,074
     52,540   St. Paul Travelers
              Cos., Inc.                   2,365,876
                                        ------------
                                           4,506,950
                                        ------------
              LEISURE & RECREATIONAL PRODUCTS - 1.84%
    141,335   Mattel, Inc.                 2,084,691
                                        ------------
              MEDICAL PRODUCTS & SERVICES - 2.25%
    101,410   Boston Scientific Corp.*     2,547,419
                                        ------------
              PRINTING & PUBLISHING - 1.89%
     34,230   Gannett Co., Inc.            2,144,852
                                        ------------
              PROFESSIONAL SERVICES - 4.46%
     93,655   Accenture Ltd., Class A*     2,464,063
     50,575   Computer Sciences Corp.*     2,591,969
                                        ------------
                                           5,056,032
                                        ------------
              RAILROADS - 1.88%
     46,515   CSX Corp.                    2,130,852
                                        ------------
              REAL ESTATE INVESTMENT TRUSTS - 2.14%
     71,120   Duke Realty Corp.            2,425,192
                                        ------------
              SERVICES - 1.78%
    116,145   Cendant Corp.                2,023,246
                                        ------------


                                          JOHNSONFAMILY FUNDS ANNUAL REPORT   11

STATEMENT OF NET ASSETS OCTOBER 31, 2005
LARGE CAP VALUE FUND (CONCLUDED)

   Number
  of Shares                                  Value
----------------------------------------------------
              TECHNOLOGY - 5.33%
     75,630   Check Point Software
              Technologies*             $  1,691,087
     90,730   Microsoft Corp.              2,331,761
     61,460   Sony Corp., ADR              2,015,888
                                        ------------
                                           6,038,736
                                        ------------
              TELEPHONES & TELECOMMUNICATIONS - 5.62%
     89,375   AT&T Corp.                   1,767,837
     98,200   SBC Communications, Inc.     2,342,070
     71,780   Verizon Communications, Inc. 2,261,788
                                        ------------
                                           6,371,695
                                        ------------
              UTILITIES - 3.18%
     60,580   Alliant Energy Corp.         1,602,341
     45,835   Progress Energy, Inc.        1,997,948
                                        ------------
                                           3,600,289
                                        ------------

              TOTAL COMMON STOCK
              (cost $104,343,287)        111,176,836
                                        ------------
              SHORT-TERM INVESTMENTS - 1.79%

  1,378,813   SSGA Money Market
              Fund, 3.44%**                1,378,813

    647,568   SSGA U.S. Government
              Money Market
              Fund, 3.39%**                  647,568
                                        ------------

              TOTAL SHORT-TERM INVESTMENTS
              (cost $2,026,381)            2,026,381
                                        ------------
              TOTAL INVESTMENTS - 99.86%
              (Cost $106,369,668)        113,203,217
                                        ------------
              OTHER ASSETS AND LIABILITIES:
              Investment Advisory Fee
              Payable                        (71,744)
              Payable for Capital Shares
              Redeemed                       (51,367)
              Administration Fee Payable      (9,657)
              Directors' Fee Payable          (5,424)
              Distribution Fee Payable        (4,152)
              Other Assets and
              Liabilities, Net               304,627
                                        ------------
              Other Assets
              and Liabilities - 0.14%        162,283
                                        ------------
              NET ASSETS -- 100.0%      $113,365,500
                                        ============

                                             Value
----------------------------------------------------
              NET ASSETS:
              Portfolio Shares (unlimited
              authorization -- no par value)
              based on 11,024,656 outstanding
              shares of beneficial
              interest                  $ 96,970,963
              Undistributed net investment
              income                         186,524
              Accumulated net realized gain
              on investments               9,374,464
              Net unrealized appreciation
              on investments               6,833,549
                                        ------------
              NET ASSETS                $113,365,500
                                        ============
              NET ASSET VALUE, OFFERING AND
              REDEMPTION PRICE PER SHARE      $10.28
                                              ======

              * NON-INCOME PRODUCING SECURITY.
             ** RATE SHOWN IS THE 7-DAY YIELD AS OF
             OCTOBER 31, 2005.
             ADR -- AMERICAN DEPOSITARY RECEIPT
             PLC -- PUBLIC LIMITED COMPANY
             SSGA -- STATE STREET GLOBAL ADVISERS

             THE ACCOMPANYING NOTES ARE AN INTEGRAL
             PART OF THE FINANCIAL STATEMENTS.




12   JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS OCTOBER 31, 2005
SMALL CAP VALUE FUND

SECTOR WEIGHTINGS (UNAUDITED)+:

[BAR GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

30.5%  Financials
18.6%  Industrials
14.0%  Consumer Discretionary
 7.1%  Health Care
 6.4%  Information Technology
 5.9%  Energy
 5.9%  Consumer Staples
 4.7%  Utilities
 3.4%  Materials
 2.0%  Short-Term Investments
 1.5%  Telecommunication Services

+ Percentages are based on total investments.


   Number
  of Shares                                  Value
----------------------------------------------------
              COMMON STOCK - 98.03%
              BANKS - 14.79%
     29,980   Amcore Financial, Inc.     $   890,706
     27,926   Chemical Financial Corp.       898,938
     33,625   Columbia Banking System, Inc.  972,099
     27,260   Community Trust Bancorp, Inc.  940,197
     31,710   Independent Bank Corp.         950,983
     44,439   Old National Bancorp           973,658
     25,615   Provident Bankshares Corp.     892,939
     33,700   South Financial Group, Inc.    929,109
     36,840   Susquehanna Bancshares, Inc.   850,636
                                         -----------
                                           8,299,265
                                         -----------
              BASIC - CHEMICAL - 3.41%
     51,115   A. Schulman, Inc.            1,043,257
     49,170   Sensient Technologies Corp.    869,817
                                         -----------
                                           1,913,074
                                         -----------
              CONSUMER STAPLES - 3.28%
     43,405   Corn Products International,
              Inc.                         1,033,473
     25,950   Nash Finch Co.                 806,007
                                         -----------
                                           1,839,480
                                         -----------
              DIVERSIFIED MANUFACTURING - 4.59%
     31,360   A.O. Smith Corp.             1,015,437
     36,625   Griffon Corp.*                 805,750
     71,830   NN, Inc.                       753,497
                                         -----------
                                           2,574,684
                                         -----------
              ENERGY - 4.48%
     15,725   Stone Energy Corp.*            721,777
     20,455   Tidewater, Inc.                940,112
     23,895   Universal Compression
              Holdings, Inc.*                851,857
                                         -----------
                                           2,513,746
                                         -----------

   Number
  of Shares                                  Value
----------------------------------------------------
              ENTERTAINMENT - 1.65%
     93,365   Multimedia Games, Inc.*    $   926,181
                                         -----------
              HEALTH CARE - 2.72%
     27,245   Apria Healthcare Group,
              Inc.*                          628,542
     34,700   Par Pharmaceutical Cos.,
              Inc.*                          898,036
                                         -----------
                                           1,526,578
                                         -----------
              INDUSTRIAL - 3.53%
     46,380   Chesapeake Corp.               934,093
    132,275   Intertape Polymer Group,
              Inc.*                        1,046,295
                                         -----------
                                           1,980,388
                                         -----------
              INSURANCE - 4.71%
     24,350   Allmerica Financial Corp.*     927,735
     73,725   American Equity Investment
              Life Holding Co.               858,159
     38,385   Assured Guaranty Ltd.          859,056
                                         -----------
                                           2,644,950
                                         -----------
              MACHINERY - 3.03%
     48,435   AGCO Corp.*                    774,476
     18,135   Kennametal, Inc.               926,880
                                         -----------
                                           1,701,356
                                         -----------
              MEDICAL PRODUCTS & SERVICES - 4.37%
     31,820   Conmed Corp.*                  763,044
     20,825   Orthofix International*        784,686
     39,695   STERIS Corp.                   905,443
                                         -----------
                                           2,453,173
                                         -----------
              MISCELLANEOUS BUSINESS SERVICES - 1.49%
     46,530   NCO Group, Inc.*               836,144
                                         -----------
              PRINTING & PUBLISHING - 4.32%
     20,545   Consolidated Graphics,
              Inc.*                          801,050
     61,055   Journal Communications,
              Inc., Class A                  863,928
     25,610   ProQuest Co.*                  759,336
                                         -----------
                                           2,424,314
                                         -----------
              RAILROADS - 1.38%
     28,135   Greenbrier Cos., Inc.          775,119
                                         -----------
              REAL ESTATE INVESTMENT TRUSTS - 11.02%
     31,160   Brandywine Realty Trust        853,784
     23,320   First Industrial Realty
              Trust, Inc.                    947,492
     46,500   Glenborough Realty Trust,
              Inc.                           889,545
     23,165   Healthcare Realty Trust, Inc.  876,564
     23,050   Home Properties, Inc.          895,492


                                          JOHNSONFAMILY FUNDS ANNUAL REPORT   13

STATEMENT OF NET ASSETS OCTOBER 31, 2005
SMALL CAP VALUE FUND (CONCLUDED)

   Number
  of Shares                                  Value
----------------------------------------------------
     74,110   HRPT Properties Trust      $   808,540
     88,630   Winston Hotels, Inc.           913,775
                                         -----------
                                           6,185,192
                                         -----------
              RETAIL - 4.59%
     33,535   Claire's Stores, Inc.          873,587
     66,985   Russell Corp.                  906,307
     49,345   Tommy Hilfiger Corp.*          794,455
                                         -----------
                                           2,574,349
                                         -----------
              SERVICES - 4.37%
     43,785   Applebees International,
              Inc.                           959,329
     23,180   Deluxe Corp.                   772,589
     67,775   Ryan's Restaurant Group,
              Inc.*                          722,482
                                         -----------
                                           2,454,400
                                         -----------
              TECHNOLOGY - 9.27%
     60,095   Actel Corp.*                   838,325
    231,300   Adaptec, Inc.*                 950,643
     93,785   Artesyn Technologies, Inc.*    824,370
     35,930   DSP Group, Inc.*               883,160
     71,300   RSA Security, Inc.*            812,820
     89,820   Verity, Inc.*                  893,709
                                         -----------
                                           5,203,027
                                         -----------
              TELEPHONES & TELECOMMUNICATIONS - 1.48%
     44,830   Inter-Tel, Inc.                829,803
                                         -----------
              TRANSPORTATION - 3.12%
     50,345   SCS Transportation, Inc.*    1,005,893
     40,415   Wabash National Corp.          744,040
                                         -----------
                                           1,749,933
                                         -----------
              UTILITIES - 4.70%
     40,605   Puget Energy, Inc.             870,571
     32,790   Southwest Gas Corp.            893,856
     15,990   WPS Resources Corp.            872,414
                                         -----------
                                           2,636,841
                                         -----------
              WHOLESALE - 1.73%
     29,015   Hughes Supply, Inc.            970,552
                                         -----------

              TOTAL COMMON STOCK
              (cost $52,563,065)          55,012,549
                                         -----------


   Number
  of Shares                                  Value
----------------------------------------------------
              SHORT-TERM INVESTMENTS - 1.97%

  1,089,006   SSGA Money Market
              Fund, 3.44%**              $ 1,089,006
     13,671   SSGA U.S. Government
              Money Market
              Fund, 3.39%**                   13,671
                                         -----------

              TOTAL SHORT-TERM INVESTMENTS
              (cost $1,102,677)            1,102,677
                                         -----------
              TOTAL INVESTMENTS - 100.00%
              (Cost $53,665,742)          56,115,226
                                         -----------
              OTHER ASSETS AND LIABILITIES:
              Payable for Investment
              Securities Purchased          (817,806)
              Investment Advisory Fee
              Payable                        (36,086)
              Payable for Capital Shares
              Redeemed                       (21,894)
              Distribution Fee Payable        (8,878)
              Administration Fee Payable      (7,812)
              Directors' Fee Payable          (3,425)
              Other Assets and Liabilities,
              Net                            898,657
                                         -----------
              Other Assets
              and Liabilities - 0.0%           2,756
                                         -----------
              NET ASSETS -- 100.0%       $56,117,982
                                         ===========
              NET ASSETS:
              Portfolio Shares (unlimited
              authorization -- no par value)
              based on 4,692,784 outstanding
              shares of beneficial
              interest                   $46,994,176
              Undistributed net
              investment income              140,787
              Accumulated net realized
              gain on investments          6,533,535
              Net unrealized appreciation
              on investments               2,449,484
                                         -----------
              NET ASSETS                 $56,117,982
                                         ===========
              NET ASSET VALUE, OFFERING AND
              REDEMPTION PRICE PER SHARE      $11.96
                                              ======

              * NON-INCOME PRODUCING SECURITY.
             ** RATE SHOWN IS THE 7-DAY YIELD AS OF
             OCTOBER 31, 2005.
             SSGA -- STATE STREET GLOBAL ADVISERS

             THE ACCOMPANYING NOTES ARE AN INTEGRAL
             PART OF THE FINANCIAL STATEMENTS.



14   JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS OCTOBER 31, 2005
INTERNATIONAL VALUE FUND

SECTOR WEIGHTINGS (UNAUDITED)+:

[BAR GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

25.1%  Financials
18.6%  Consumer Discretionary
10.7%  Consumer Staples
 8.7%  Energy
 8.0%  Health Care
 7.3%  Industrials
 6.5%  Telecommunication Services
 5.4%  Utilities
 4.4%  Materials
 3.4%  Short-Term Investments
 1.9%  Information Technology

+ Percentages are based on total investments.


   Number
  of Shares                                  Value
-----------------------------------------------------
              FOREIGN STOCKS - 94.90%
              AUSTRALIA - 3.86%
     35,000   Australia & New Zealand
              Banking Group Ltd.         $   615,838
    420,000   Investa Property Group         611,916
     22,200   National Australia Bank Ltd.   547,362
    250,000   Qantas Airways Ltd.            638,813
     78,000   Santos Ltd.                    641,054
    115,000   Telstra Corp. Ltd.             361,732
                                         -----------
                                           3,416,715
                                         -----------
              AUSTRIA - 2.54%
      9,500   Flughafen Wien AG              614,445
      4,500   Mayr-Melnhof Karton AG         616,654
     19,000   OMV AG                       1,024,075
                                         -----------
                                           2,255,174
                                         -----------
              BELGIUM - 2.11%
     27,000   AGFA-Gevaert                   581,135
     30,000   Dexia                          647,503
     22,500   Fortis                         640,047
                                         -----------
                                           1,868,685
                                         -----------
              CANADA - 5.70%
     18,300   Alcan, Inc.                    577,291
     18,500   BCE, Inc.                      457,344
     37,000   Biovail Corp.*                 808,664
     16,200   Husky Energy, Inc.             748,506
      7,500   Magna International, Inc.,
              Class A                        521,576
     23,700   Quebecor, Inc., Class A        499,899
     11,000   Royal Bank of Canada           777,101
     14,000   Toronto-Dominion Bank          661,100
                                         -----------
                                           5,051,481
                                         -----------

   Number
  of Shares                                  Value
----------------------------------------------------
              DENMARK - 0.74%
     21,000   Danske Bank A/S            $   658,088
                                         -----------
              FINLAND - 2.87%
     24,000   Cargotec Corp., B Shares*      710,025
     40,000   Elisa Oyj, A Shares            699,964
     40,500   Nokia Oyj*                     673,302
     36,000   Stora Enso Oyj, R Shares       460,079
                                         -----------
                                           2,543,370
                                         -----------
              FRANCE - 5.66%
      7,100   Assurances Generales de
              France                         675,644
      9,000   BNP Paribas                    681,818
     12,000   Carrefour SA                   533,238
     13,000   Cie de Saint-Gobain            711,582
      8,500   Peugeot SA                     516,170
      7,000   Renault SA                     605,761
      6,200   Societe Generale               707,330
      2,337   Total SA                       586,139
      2,700   Total SA STRIPS*                    32
                                         -----------
                                           5,017,714
                                         -----------
              GERMANY - 5.19%
      8,700   Celesio AG                     751,416
      7,000   Deutsche Bank AG*              655,060
      7,000   E.ON AG*                       633,848
      7,800   Fresenius Medical Care AG      701,150
      2,600   Puma AG Rudolf Dassler Sport   657,863
      9,000   Schering AG                    554,833
      8,700   Siemens AG                     646,691
                                         -----------
                                           4,600,861
                                         -----------
              HONG KONG - 6.06%
    282,000   Asia Satellite
              Telecommunications
              Holdings Ltd.                  474,708
    150,000   Cheung Kong Infrastructure
              Holdings Ltd.                  466,310
    160,000   China Mobile Hong Kong Ltd.    712,042
  1,200,000   China Petroleum and
              Chemical Corp., Class H        479,854
     86,400   CLP Holdings Ltd.              495,396
    355,000   Hang Lung Group Ltd.           654,834
    105,000   HongKong Electric Holdings     495,721
     24,800   HSBC Holdings PLC              388,042
     69,500   Swire Pacific Ltd., Class A    623,069
    230,000   Yue Yuen Industrial Holdings   580,018
                                         -----------
                                           5,369,994
                                         -----------



                                          JOHNSONFAMILY FUNDS ANNUAL REPORT   15

STATEMENT OF NET ASSETS OCTOBER 31, 2005
INTERNATIONAL VALUE FUND (CONTINUED)

   Number
  of Shares                                  Value
----------------------------------------------------
              IRELAND - 1.35%
     28,000   Allied Irish Banks PLC     $   590,921
     40,000   Bank of Ireland                605,102
                                         -----------
                                           1,196,023
                                         -----------
              ITALY - 0.72%
    219,881   Telecom Italia SpA*            635,361
                                         -----------
              JAPAN - 23.28%
     23,000   Aderans Co. Ltd.               612,517
     18,000   Astellas Pharma, Inc.          641,725
     21,000   Belluna Co. Ltd.               703,578
     12,000   Canon, Inc.                    625,746
        130   East Japan Railway Co.         770,586
    110,000   Fuji Heavy Industries Ltd.     549,976
     15,000   Fuji Photo Film Co. Ltd.       472,918
     10,000   Honda Motor Co. Ltd.           544,650
     28,000   Kao Corp.                      667,497
     68,000   Kirin Brewery Co. Ltd.         750,655
    110,000   Kubota Corp.                   794,725
     30,000   Kyushu Electric Power Co.,
              Inc.                           641,725
         85   Mitsubishi UFJ Financial
              Group, Inc.                  1,058,803
     45,000   Namco Bandai Holdings, Inc.*   676,904
        135   Nippon Telegraph &
              Telephone Corp.                633,220
     60,000   Nissan Motor Co. Ltd.          622,654
     40,000   Nomura Holdings, Inc.          606,847
     70,000   Q.P. Corp.                     623,599
     30,000   Ricoh Co. Ltd.                 473,949
     15,000   Sankyo Co. Ltd.                787,337
     12,600   Sega Sammy Holdings, Inc.      450,290
     12,600   Sega Sammy Holdings, Inc.,
              W/I Shares*                    453,537
     18,000   Sony Corp.                     581,418
    107,000   Sumitomo Chemical Co. Ltd.     629,655
    180,000   Taiheiyo Cement Corp.          646,364
     11,000   Takeda Pharmaceutical Co.
              Ltd.                           601,005
     10,000   Takefuji Corp.                 696,706
     27,400   Tokyo Electric Power Co.,
              Inc.                           679,086
     45,000   Toppan Forms Co. Ltd.          552,811
     36,000   Toyo Suisan Kaisha Ltd.        621,623
     15,000   Toyota Motor Corp.             684,249
     44,000   Yamaha Corp.                   774,881
                                         -----------
                                          20,631,236
                                         -----------

   Number
  of Shares                                  Value
----------------------------------------------------
              LUXEMBOURG - 0.72%
     26,900   Arcelor                    $   638,267
                                         -----------
              MEXICO - 0.96%
    163,560   Cemex SA de CV                 849,391
                                         -----------
              NETHERLANDS - 5.77%
     21,400   ABN AMRO Holding NV            505,716
     37,880   Aegon NV                       569,402
     12,000   Akzo Nobel NV                  517,284
     19,000   CSM                            484,274
     23,250   Heineken Holding NV            687,837
     17,850   ING Groep NV                   514,184
     20,000   Koninklijke Philips
              Electronics NV, NY Shares      523,200
     37,000   OCE NV                         529,141
     25,400   Royal Dutch Shell PLC,
              A Shares                       782,779
                                         -----------
                                           5,113,817
                                         -----------
              NORWAY - 0.66%
     57,000   DnB Holding ASA                583,113
                                         -----------
              SINGAPORE - 1.51%
     76,000   DBS Group Holdings Ltd.        685,795
     66,150   Fraser and Neave Ltd.          655,434
                                         -----------
                                           1,341,229
                                         -----------
              SPAIN - 2.23%
     54,000   Banco Santander Central
              Hispano SA                     688,178
     23,200   Endesa SA                      576,596
     24,000   Repsol YPF SA                  714,050
                                         -----------
                                           1,978,824
                                         -----------
              SWEDEN - 2.11%
     26,000   Electrolux AB, Series B        605,627
     38,000   Skandinaviska Enskilda
              Banken AB, Class A*            708,595
     44,000   SKF AB, B Shares               555,273
                                         -----------
                                           1,869,495
                                         -----------
              SWITZERLAND - 2.75%
      2,200   Nestle SA                      654,326
     12,000   Novartis AG                    644,567
      1,900   Rieter Holding AG              541,554
      8,800   Swiss Reinsurance*             593,323
                                         -----------
                                           2,433,770
                                         -----------



16   JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS OCTOBER 31, 2005
INTERNATIONAL VALUE FUND (CONTINUED)

   Number
  of Shares                                   Value
----------------------------------------------------
              UNITED KINGDOM - 18.11%
     40,000   Alliance & Leicester PLC   $   590,557
     43,000   Associated British Foods
              PLC                            602,498
     19,000   AstraZeneca PLC                851,971
     50,000   BAA PLC                        543,026
     51,800   Barclays PLC                   513,516
     51,000   Boots Group PLC                556,144
    124,000   BP PLC                       1,369,753
    170,000   DSG International PLC          433,359
     30,874   GlaxoSmithKline PLC*           802,880
     46,000   HBOS PLC                       679,548
     17,000   HSBC Holdings PLC              267,388
     54,900   Kelda Group PLC                676,422
    243,120   Legal & General Group PLC      461,588
    110,000   Mitchells & Butlers PLC        706,377
     52,000   Provident Financial PLC        552,320
     76,000   Prudential PLC                 637,717
    133,000   Rank Group PLC                 696,914
    190,000   Rentokil Initial PLC           516,295
     24,300   Royal Bank of Scotland
              Group PLC                      672,789
     17,469   Royal Dutch Shell PLC,
              B Shares                       569,940
     60,000   Shire Pharmaceuticals PLC      708,457
     85,000   St. Ives Group PLC             475,491
     60,000   Unilever PLC                   608,614
     47,000   United Utilities PLC           518,765
    220,000   Vodafone Group PLC             577,369
     27,428   Whitbread PLC                  456,413
                                         -----------
                                          16,046,111
                                         -----------

              TOTAL FOREIGN STOCKS
              (cost $65,280,303)          84,098,719
                                         -----------
              FOREIGN PREFERRED STOCK - 1.42%
              BRAZIL - 1.42%
     14,700   Cia Vale do Rio Doce,
              Class A                        541,007
     50,400   Petroleo Brasileiro SA         720,784
                                         -----------

              TOTAL FOREIGN PREFERRED STOCK
              (cost $360,980)              1,261,791
                                         -----------



                                            Value
----------------------------------------------------
              SHORT-TERM INVESTMENTS - 3.40%
  2,734,819   SSGA Money Market
              Fund, 3.44%**              $ 2,734,819

    274,867   SSGA U.S. Government
              Money Market
              Fund, 3.39%**                  274,867
                                         -----------

              TOTAL SHORT-TERM INVESTMENTS
              (cost $3,009,686)            3,009,686
                                         -----------
              TOTAL INVESTMENTS - 99.72%
              (Cost $68,650,969)          88,370,196
                                         -----------
              OTHER ASSETS AND LIABILITIES:
              Investment Advisory Fee
              Payable                        (68,748)
              Payable for Capital Shares
              Redeemed                       (11,823)
              Administration Fee Payable     (10,608)
              Distribution Fee Payable        (9,619)
              Trustees' Fees Payable          (3,425)
              Other Assets and
              Liabilities, Net               351,605
                                         -----------
              Other Assets
              and Liabilities - 0.28%        247,382
                                         -----------
              NET ASSETS -- 100.0%       $88,617,578
                                         ===========



                                          JOHNSONFAMILY FUNDS ANNUAL REPORT   17

STATEMENT OF NET ASSETS OCTOBER 31, 2005
INTERNATIONAL VALUE FUND (CONCLUDED)


                                            Value
----------------------------------------------------
              NET ASSETS:
              Portfolio Shares (unlimited
              authorization -- no par value)
              based on 6,274,874 outstanding
              shares of beneficial
              interest                   $63,821,590
              Undistributed net
              investment income            1,341,871
              Accumulated net realized
              gain on investments          3,738,385
              Net unrealized appreciation
              on investments              19,719,227
              Net unrealized depreciation
              on forward foreign currency
              contracts, foreign currencies
              and translation of other
              assets and liabilities
              denominated in foreign
              currencies                      (3,495)
                                         -----------
              NET ASSETS                 $88,617,578
                                         ===========
              NET ASSET VALUE, OFFERING AND
              REDEMPTION PRICE PER SHARE      $14.12
                                              ======

              * NON-INCOME PRODUCING SECURITY.
             ** RATE SHOWN IS THE 7-DAY YIELD AS OF
                OCTOBER 31, 2005.
             NY -- NEW YORK
             PLC -- PUBLIC LIMITED COMPANY
             SSGA -- STATE STREET GLOBAL ADVISERS
             STRIPS -- SEPARATELY TRADED REGISTERED
             INTEREST AND PRINCIPAL SECURITY

             THE ACCOMPANYING NOTES ARE AN INTEGRAL
             PART OF THE FINANCIAL STATEMENTS.



18   JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS OCTOBER 31, 2005
INTERMEDIATE FIXED INCOME FUND

SECTOR WEIGHTINGS (UNAUDITED)+:

[BAR GRAPH OMITTED]
EDGAR REPRESENTATION OF DATA USED IN PRINTED GRAPHIC AS FOLLOWS:

31.2% U.S. Government Agency Obligations
26.0% Financials
17.9% U.S. Treasury Obligation
10.3% Industrials
 3.2% Consumer Discretionary
 3.1% Telecommunication Services
 3.0% Information Technology
 1.9% Short-Term Investments
 1.5% Utilities
 1.5% Health Care
 0.4% Energy

+ Percentages are based on total investments.



  Principal
   Amount                                   Value
----------------------------------------------------
              CORPORATE BONDS - 49.13%
              BANKS - 13.01%
 $1,000,000   Bank of America Corp.
              Sub Notes,
              7.500%, 09/15/06           $ 1,022,500
  1,000,000   BankBoston NA Sub Notes
              (Bank of America),
              6.500%, 12/19/07             1,036,740
  1,000,000   Fleet National Bank Sub
              Notes (Bank of America),
              5.750%, 01/15/09             1,025,000
  1,500,000   Household Finance Corp.
              Global Notes (HSBC Holdings),
              5.750%, 01/30/07             1,516,943
  1,000,000   Key Bank NA Oregon
              Sub Notes (KeyCorp),
              7.375%, 09/15/08             1,070,395
  1,000,000   Southtrust Bank NA Sub Notes,
              Putable @ 100 on 01/09/08,
              6.125%, 01/09/28             1,057,732
  1,000,000   US Bank NA Global Notes,
              2.850%, 11/15/06               977,553
  1,000,000   Wells Fargo & Co. Global
              Notes,
              3.500%, 04/04/08               970,248
                                         -----------
                                           8,677,111
                                         -----------
              FINANCIAL - 13.03%
  1,000,000   Allstate Corp.,
              5.375%, 12/01/06             1,004,593
  1,000,000   Bear Stearns Cos., Inc.
              Global Notes,
              7.800%, 08/15/07             1,051,250
    500,000   Citigroup Global Markets
              Holdings, Inc. Global Notes,
              6.500%, 02/15/08               517,500

  Principal
   Amount                                    Value
----------------------------------------------------
 $1,000,000   Citigroup, Inc. Global
              Notes,
              5.750%, 05/10/06           $ 1,006,163
    500,000   Donaldson, Lufkin &
              Jenrette, Inc. Sr Notes
              (Credit Suisse First
              Boston),
              6.500%, 04/01/08               517,500
  1,000,000   General Electric Capital
              Corp., MTN, Series A,
              5.000%, 06/15/07             1,003,948
  1,000,000   International Lease Finance
              Corp. (American International
              Group), MTN, Series M,
              5.800%, 08/15/07             1,015,190
  1,000,000   JPMorgan Chase & Co.
              Global Sr Notes,
              5.350%, 03/01/07             1,007,201
  1,000,000   Lehman Brothers Holdings,
              Inc. Global Notes,
              8.250%, 06/15/07             1,049,963
    500,000   Merrill Lynch & Co., Inc.
              Global Notes,
              6.000%, 02/17/09               515,625
                                         -----------
                                           8,688,933
                                         -----------
              GAS/NATURAL GAS - 0.36%
    225,000   Dominion Resources, Inc.
              (Consolidated Natural Gas),
              Putable @ 100 on 10/15/06,
              6.875%, 10/15/26               243,000
                                         -----------
              INDUSTRIAL - 7.44%
  2,000,000   Ford Motor Credit Co.
              Global Notes,
              6.875%, 02/01/06             1,998,972
  2,000,000   General Motors Acceptance
              Corp. Global Notes,
              6.125%, 08/28/07             1,969,210
  1,000,000   John Deere Capital Corp.
              Global Notes,
              4.500%, 08/22/07               994,094
                                         -----------
                                           4,962,276
                                         -----------
              MEDICAL PRODUCTS & SERVICES - 1.50%
  1,000,000   Merck & Co. Inc.,
              5.250%, 07/01/06             1,002,500
                                         -----------



                                          JOHNSONFAMILY FUNDS ANNUAL REPORT   19

STATEMENT OF NET ASSETS OCTOBER 31, 2005
INTERMEDIATE FIXED INCOME FUND (CONTINUED)

Principal
  Amount                                   Value
----------------------------------------------------
              MISCELLANEOUS BUSINESS SERVICES - 1.43%
 $1,000,000   Computer Sciences Corp.
              Notes,
              3.500%, 04/15/08           $   951,043
                                         -----------
              MULTIMEDIA - 1.58%
  1,000,000   Time Warner, Inc.
              (Historic TW) Notes,
              8.180%, 08/15/07             1,052,500
                                         -----------
              RAILROADS - 1.51%
  1,000,000   Union Pacific Corp. Notes,
              6.400%, 02/01/06             1,004,061
                                         -----------
              RETAIL - 1.60%
  1,000,000   Wal-Mart Stores, Inc.
              Global Notes,
              6.875%, 08/10/09             1,067,500
                                         -----------
              TECHNOLOGY - 3.04%
  1,000,000   Computer Associates
              International, Inc. Sr
              Notes, Series B,
              6.500%, 04/15/08             1,027,500
  1,000,000   International Business
              Machines Corp. Global Notes,
              4.875%, 10/01/06             1,001,853
                                         -----------
                                           2,029,353
                                         -----------
              TELEPHONES & TELECOMMUNICATIONS - 3.09%
    905,000   AT&T Broadband Global Notes,
              8.375%, 03/15/13             1,042,476
  1,000,000   Verizon Global Funding
              Corp. Global Notes,
              6.125%, 06/15/07             1,019,594
                                         -----------
                                           2,062,070
                                         -----------
              UTILITIES - 1.54%
  1,000,000   Public Service Electric &
              Gas Notes,
              6.375%, 05/01/08             1,030,476
                                         -----------

              TOTAL CORPORATE BONDS
              (cost $32,846,961)          32,770,823
                                         -----------
              U.S. GOVERNMENT AGENCY
              OBLIGATIONS - 31.25%
  4,000,000   Fannie Mae,
              5.375%, 11/15/11             4,108,624


Principal
  Amount                                   Value
----------------------------------------------------
 $  750,000   Federal Farm Credit Bank
              MTN,
              6.125%, 01/22/13           $   765,333
  2,000,000   Federal Farm Credit Bank
              MTN,
              5.240%, 10/01/08             2,029,666
  1,000,000   Federal Home Loan Bank,
              6.500%, 08/14/09             1,059,750
  1,000,000   Federal Home Loan Bank,
              5.890%, 06/30/08             1,030,650
  1,000,000   Federal Home Loan Bank,
              5.250%, 11/14/08             1,014,721
  1,500,000   Federal Home Loan Bank,
              4.875%, 11/15/06             1,504,059
  2,000,000   Freddie Mac,
              5.125%, 10/15/08             2,022,780
  5,000,000   Freddie Mac,
              4.000%, 09/22/09             4,834,835
  2,000,000   Freddie Mac MTN,
              3.100%, 03/20/07             1,960,418
    500,000   Private Export Funding Corp.
              (U.S. Government Guaranteed),
              Series B,
              6.490%, 07/15/07               513,125
                                         -----------

              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
              (cost $20,957,331)          20,843,961
                                         -----------
              U.S. TREASURY OBLIGATIONS - 18.00%
  7,600,000   United States Treasury Bond,
              7.500%, 11/15/16             9,430,764
  2,500,000   United States Treasury Note,
              5.625%, 05/15/08             2,572,550
                                         -----------

              TOTAL U.S. TREASURY OBLIGATIONS
              (cost $12,306,814)          12,003,314
                                         -----------
              SHORT-TERM INVESTMENTS - 1.87%
  1,241,725   SSGA Money Market
              Fund, 3.44%*                 1,241,725

      5,614   SSGA U.S. Government
              Money Market
              Fund, 3.39%*                     5,614
                                         -----------

              TOTAL SHORT-TERM INVESTMENTS
              (cost $1,247,339)            1,247,339
                                         -----------
              TOTAL INVESTMENTS - 100.25%
              (Cost $67,358,445)          66,865,437
                                         -----------



20   JOHNSONFAMILY FUNDS ANNUAL REPORT

STATEMENT OF NET ASSETS OCTOBER 31, 2005
INTERMEDIATE FIXED INCOME FUND (CONCLUDED)


                                             Value
----------------------------------------------------
              OTHER ASSETS AND LIABILITIES:
              Payable for Investments
              Securities Purchased       $(1,066,970)
              Income Distribution Payable    (96,232)
              Investment Advisory Fee
              Payable                        (25,821)
              Payable for Capital Shares
              Redeemed                       (21,688)
              Administration Fee Payable      (8,171)
              Directors' Fee Payable          (3,425)
              Distribution Fee Payable        (1,022)
              Other Assets and
              Liabilities, Net             1,059,120
                                         -----------
              Other Assets
              and Liabilities - (0.25)%     (164,209)
                                         -----------
              NET ASSETS -- 100.0%       $66,701,228
                                         ===========
              NET ASSETS:
              Portfolio Shares (unlimited
              authorization -- no par value)
              based on 6,808,161 outstanding
              shares of beneficial
              interest                   $67,712,833
              Undistributed net
              investment income                  387
              Accumulated net realized
              loss on investments           (518,984)
              Net unrealized depreciation
              on investments                (493,008)
                                         -----------
              NET ASSETS                 $66,701,228
                                         ===========
              NET ASSET VALUE, OFFERING AND
              REDEMPTION PRICE PER SHARE       $9.80
                                               =====

             * RATE SHOWN IS THE 7-DAY YIELD AS OF
               OCTOBER 31, 2005.
             MTN -- MEDIUM TERM NOTE
             NA -- NATIONAL ASSOCIATION
             SUB -- SUBORDINATED
             SR -- SENIOR
             SSGA -- STATE STREET GLOBAL ADVISERS

             THE ACCOMPANYING NOTES ARE AN INTEGRAL
             PART OF THE FINANCIAL STATEMENTS.




                                          JOHNSONFAMILY FUNDS ANNUAL REPORT   21

                       THIS PAGE INTENTIONALLY LEFT BLANK.

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 2005


                                                    LARGE CAP         SMALL CAP      INTERNATIONAL     INTERMEDIATE
                                                   VALUE FUND        VALUE FUND       VALUE FUND     FIXED INCOME FUND
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (net of withholding taxes of
   $1,997, $651, $257,603, and $0, respectively)  $ 2,873,599       $ 1,023,787      $ 2,385,505        $       --
Interest                                                4,168               605            5,627         2,977,186
                                                  -----------       -----------      -----------       -----------
   TOTAL INVESTMENT INCOME                          2,877,767         1,024,392        2,391,132         2,977,186
                                                  -----------       -----------      -----------       -----------

EXPENSES:
Investment advisory fees                              807,046           505,451          744,360           319,367
Distribution fees                                     125,980           122,041          127,756            59,529
Administration and fund accounting fees               112,165            96,309          122,416            97,741
Directors' fees and expenses                           14,001            12,002           12,002            12,002
Transfer agent fees and expenses                       19,449            18,083           20,402            17,218
Audit fees                                             17,832            17,832           17,832            17,832
Custody fees                                           12,636             8,698           70,258             8,201
Legal fees                                             11,010            11,010           11,010            11,010
Printing fees                                          10,070            10,071           10,070            10,071
Federal and state registration fees                     7,942             7,682            7,909             5,648
Miscellaneous                                          10,947            10,535           19,621            15,883
                                                  -----------       -----------      -----------       -----------
   TOTAL EXPENSES                                   1,149,078           819,714        1,163,636           574,502
                                                  -----------       -----------      -----------       -----------
NET INVESTMENT INCOME                               1,728,689           204,678        1,227,496         2,402,684
                                                  -----------       -----------      -----------       -----------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments                    9,381,006         6,875,022        4,212,467           129,031
Net realized loss on foreign currency transactions         --                --          (36,627)               --
Net change in unrealized appreciation (depreciation)
   on investments                                    (851,245)       (2,014,407)       6,401,791        (2,292,673)
Net change in unrealized depreciation on forward
   foreign currency contracts, foreign currencies,
   and translation of other assets and liabilities
   denominated in foreign currencies                       --                --           (8,757)               --
                                                  -----------       -----------      -----------       -----------
Net gain (loss) on investments and foreign
   currency transactions                            8,529,761         4,860,615       10,568,874        (2,163,642)
                                                  -----------       -----------      -----------       -----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                $10,258,450       $ 5,065,293      $11,796,370       $   239,042
                                                  ===========       ===========      ===========       ===========

AMOUNTS DESIGNATED AS "--" ARE $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



                                          JOHNSONFAMILY FUNDS ANNUAL REPORT   23

STATEMENTS OF CHANGES IN NET ASSETS


                                                      LARGE CAP                              SMALL CAP
                                                     VALUE FUND                             VALUE FUND
                                        -----------------------------------   --------------------------------------
                                            FISCAL YEAR       FISCAL YEAR        FISCAL YEAR          FISCAL YEAR
                                               ENDED             ENDED              ENDED                ENDED
                                         OCTOBER 31, 2005  OCTOBER 31, 2004   OCTOBER 31, 2005     OCTOBER 31, 2004
--------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                     $  1,728,689       $    965,180      $    204,678         $    212,709
Net realized gain on investments             9,381,006          7,107,787         6,875,022           11,706,471
Net realized loss on foreign currency
   transactions                                     --                 --                --                   --
Net change in unrealized appreciation
   (depreciation) on investments              (851,245)         3,443,278        (2,014,407)          (5,570,504)
Net change in unrealized appreciation
   (depreciation) on forward foreign
   currency contracts, foreign currencies,
   and translation of other assets and
   liabilities denominated in foreign
   currencies                                       --                 --                --                   --
                                          ------------       ------------      ------------         ------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                10,258,450         11,516,245         5,065,293            6,348,676
                                          ------------       ------------      ------------         ------------
DISTRIBUTIONS PAID FROM:
Net investment income                       (1,672,158)          (995,094)         (243,711)            (233,392)
Net realized capital gains                  (4,181,005)                --       (11,583,371)          (2,241,173)
                                          ------------       ------------      ------------         ------------
TOTAL DISTRIBUTIONS                         (5,853,163)          (995,094)      (11,827,082)          (2,474,565)
                                          ------------       ------------      ------------         ------------
CAPITAL STOCK TRANSACTIONS 1:
Shares sold                                 28,719,866         24,199,992        13,127,221           17,458,028
Proceeds from reinvestment of
   distributions                             4,691,554            642,058        10,499,268            2,171,829
Redemption fees 2                                2,365                 40               249                  105
Shares redeemed                            (18,491,702)       (12,987,200)      (31,524,396)         (25,761,856)
                                          ------------       ------------      ------------         ------------
NET INCREASE (DECREASE) FROM SHARE
   TRANSACTIONS                             14,922,083         11,854,890        (7,897,658)          (6,131,894)
                                          ------------       ------------      ------------         ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS     19,327,370         22,376,041       (14,659,447)          (2,257,783)
                                          ------------       ------------      ------------         ------------
NET ASSETS:
Beginning of year                           94,038,130         71,662,089        70,777,429           73,035,212
                                          ------------       ------------      ------------         ------------
End of year                               $113,365,500       $ 94,038,130      $ 56,117,982         $ 70,777,429
                                          ============       ============      ============         ============
UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF YEAR  $    186,524       $    110,974      $    140,787         $    134,924
                                          ============       ============      ============         ============


                                                        INTERNATIONAL                                  INTERMEDIATE
                                                         VALUE FUND                                  FIXED INCOME FUND
                                          ------------------------------------------    ----------------------------------------
                                             FISCAL YEAR             FISCAL YEAR           FISCAL YEAR             FISCAL YEAR
                                                ENDED                   ENDED                 ENDED                   ENDED
                                          OCTOBER 31, 2005        OCTOBER 31, 2004      OCTOBER 31, 2005        OCTOBER 31, 2004
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                       $  1,227,496             $    805,352          $  2,402,684            $  2,373,368
Net realized gain on investments               4,212,467                3,138,556               129,031                 206,540
Net realized loss on foreign currency
   transactions                                  (36,627)                 (21,876)                   --                      --
Net change in unrealized appreciation
   (depreciation) on investments               6,401,791                7,039,798            (2,292,673)               (473,741)
Net change in unrealized appreciation
   (depreciation) on forward foreign
   currency contracts, foreign currencies,
   and translation of other assets and
   liabilities denominated in foreign
   currencies                                     (8,757)                   2,011                    --                      --
                                            ------------             ------------          ------------            ------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS                  11,796,370               10,963,841               239,042               2,106,167
                                            ------------             ------------          ------------            ------------
DISTRIBUTIONS PAID FROM:
Net investment income                         (1,021,848)                (676,349)           (2,422,353)             (2,376,433)
Net realized capital gains                      (285,412)                      --                    --                      --
                                            ------------             ------------          ------------            ------------
TOTAL DISTRIBUTIONS                           (1,307,260)                (676,349)           (2,422,353)             (2,376,433)
                                            ------------             ------------          ------------            ------------
CAPITAL STOCK TRANSACTIONS 1:
Shares sold                                   29,883,270               18,855,517            13,997,037              12,452,823
Proceeds from reinvestment of
   distributions                                 236,195                  367,308             1,466,631               1,315,175
Redemption fees 2                                    666                       --                   757                      --
Shares redeemed                              (21,726,885)             (13,805,847)          (17,933,899)            (12,806,832)
                                            ------------             ------------          ------------            ------------
NET INCREASE (DECREASE) FROM SHARE
   TRANSACTIONS                                8,393,246                5,416,978            (2,469,474)                961,166
                                            ------------             ------------          ------------            ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS       18,882,356               15,704,470            (4,652,785)                690,900
                                            ------------             ------------          ------------            ------------
NET ASSETS:
Beginning of year                             69,735,222               54,030,752            71,354,013              70,663,113
                                            ------------             ------------          ------------            ------------
End of year                                 $ 88,617,578             $ 69,735,222          $ 66,701,228            $ 71,354,013
                                            ============             ============          ============            ============
UNDISTRIBUTED NET INVESTMENT INCOME
   INCLUDED IN NET ASSETS AT END OF YEAR    $  1,341,871             $    698,832          $        387            $        158
                                            ============             ============          ============            ============

1 SEE NOTE 3 IN THE NOTES TO THE FINANCIAL STATEMENTS.
2 SEE NOTE 6 IN THE NOTES TO THE FINANCIAL STATEMENTS.
AMOUNTS DESIGNATED AS "--" ARE $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



24 & 25   JOHNSONFAMILY FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

                                                                         LARGE CAP
                                                                        VALUE FUND
                                           ------------------------------------------------------------------------
                                            FISCAL YEAR   FISCAL YEAR   FISCAL YEAR  FISCAL YEAR   FISCAL YEAR
                                               ENDED         ENDED         ENDED        ENDED         ENDED
                                           OCT. 31, 2005 OCT. 31, 2004 OCT. 31, 2003 OCT. 31, 2002 OCT. 31, 2001
-------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR              $   9.83     $  8.63     $  7.01       $  8.34       $  9.23
                                                --------     -------     -------       -------       -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                               0.16        0.11        0.11          0.10          0.07
Net realized and unrealized gain (loss)
   on investments                                   0.89*       1.20*       1.62*        (1.20)        (0.19)
                                                --------     -------     -------       -------       -------
     TOTAL FROM INVESTMENT OPERATIONS               1.05        1.31        1.73         (1.10)        (0.12)
                                                --------     -------     -------       -------       -------

LESS DISTRIBUTIONS PAID:
From net investment income                         (0.16)      (0.11)      (0.11)        (0.09)        (0.08)
From net realized capital gains                    (0.44)         --          --         (0.14)        (0.69)
                                                --------     -------     -------       -------       -------
     TOTAL DISTRIBUTIONS                           (0.60)      (0.11)      (0.11)        (0.23)        (0.77)
                                                --------     -------     -------       -------       -------
NET ASSET VALUE, END OF YEAR                    $  10.28     $  9.83     $  8.63       $  7.01       $  8.34
                                                ========     =======     =======       =======       =======

TOTAL RETURN 1                                     10.80%      15.27%2     24.93%2      (13.64)%2      (1.58)%2

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)                  $113,366     $94,038     $71,662       $48,022       $48,229
Ratio of expenses to average net assets,
   net of waivers and reimbursements                1.07%       1.17%       1.34%         1.40%         1.39%
Ratio of expenses to average net assets,
   before waivers and reimbursements                1.07%       1.24%       1.34%         1.40%         1.39%
Ratio of net investment income to average
   net assets, net of waivers and reimbursements    1.62%       1.16%       1.49%         1.26%         0.83%
Ratio of net investment income to average
   net assets, before waivers and reimbursements    1.62%       1.09%       1.49%         1.26%         0.83%
Portfolio turnover rate                               54%         38%         51%           44%           76%



                                                                        SMALL CAP
                                                                       VALUE FUND
                                           -------------------------------------------------------------------------
                                                FISCAL YEAR  FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                                   ENDED        ENDED         ENDED         ENDED         ENDED
                                               OCT. 31, 2005 OCT. 31, 2004 OCT. 31, 2003 OCT. 31, 2002 OCT. 31, 2001
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                $ 13.26      $ 12.61        $  9.13       $ 11.45        $  9.26
                                                  -------      -------        -------       -------        -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                0.04         0.04           0.05          0.05           0.11
Net realized and unrealized gain (loss)
   on investments                                    0.93*        1.04*          3.49*        (0.97)*         2.22
                                                  -------      -------        -------       -------        -------
     TOTAL FROM INVESTMENT OPERATIONS                0.97         1.08           3.54         (0.92)          2.33
                                                  -------      -------        -------       -------        -------

LESS DISTRIBUTIONS PAID:
From net investment income                          (0.04)       (0.04)         (0.06)        (0.09)         (0.06)
From net realized capital gains                     (2.23)       (0.39)            --         (1.31)         (0.08)
                                                  -------      -------        -------       -------        -------
     TOTAL DISTRIBUTIONS                            (2.27)       (0.43)         (0.06)        (1.40)         (0.14)
                                                  -------      -------        -------       -------        -------
NET ASSET VALUE, END OF YEAR                      $ 11.96      $ 13.26        $ 12.61       $  9.13        $ 11.45
                                                  =======      =======        =======       =======        =======

TOTAL RETURN 1                                       6.92%        8.76%2        38.99%2      (10.09)%2       25.35%2

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)                    $56,118      $70,777        $73,035       $60,177        $53,877
Ratio of expenses to average net assets,
   net of waivers and reimbursements                 1.22%        1.22%          1.34%         1.33%          1.41%
Ratio of expenses to average net assets,
   before waivers and reimbursements                 1.22%        1.29%          1.34%         1.33%          1.41%
Ratio of net investment income to average
   net assets, net of waivers and reimbursements     0.37%        0.29%          0.51%         0.64%          1.09%
Ratio of net investment income to average
   net assets, before waivers and reimbursements     0.37%        0.22%          0.51%         0.64%          1.09%
Portfolio turnover rate                                71%          62%            73%           78%           107%


* INCLUDES REDEMPTION FEES RETAINED BY THE FUND. SUCH REDEMPTION FEES REPRESENT LESS THAN $0.01 PER SHARE.
1 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD
  PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
2 FEE WAIVERS ARE IN EFFECT. IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD
  HAVE BEEN LOWER.
AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

26 & 27   JOHNSONFAMILY FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

                                                                    INTERNATIONAL
                                                                     VALUE FUND
                                          --------------------------------------------------------------------------
                                            FISCAL YEAR   FISCAL YEAR   FISCAL YEAR  FISCAL YEAR   FISCAL YEAR
                                               ENDED         ENDED         ENDED        ENDED         ENDED
                                           OCT. 31, 2005 OCT. 31, 2004 OCT. 31, 2003 OCT. 31, 2002 OCT. 31, 2001
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR               $ 12.37     $ 10.44     $  8.09       $  8.56       $ 11.10
                                                 -------     -------     -------       -------       -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                               0.20        0.15        0.13          0.08          0.14
Net realized and unrealized gain (loss)
   on investments                                   1.78*       1.91        2.29*        (0.51)*       (2.06)
                                                 -------     -------     -------       -------       -------
     TOTAL FROM INVESTMENT OPERATIONS               1.98        2.06        2.42         (0.43)        (1.92)
                                                 -------     -------     -------       -------       -------

LESS DISTRIBUTIONS PAID:
From net investment income                         (0.18)      (0.13)      (0.07)        (0.04)        (0.07)
From net realized capital gains                    (0.05)         --          --            --         (0.55)
                                                 -------     -------     -------       -------       -------
     TOTAL DISTRIBUTIONS                           (0.23)      (0.13)      (0.07)        (0.04)        (0.62)
                                                 -------     -------     -------       -------       -------
NET ASSET VALUE, END OF YEAR                     $ 14.12     $ 12.37     $ 10.44       $  8.09       $  8.56
                                                 =======     =======     =======       =======       =======

TOTAL RETURN 1                                     16.11%      19.84%2     30.08%2       (5.05)%2     (18.33)%2

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)                   $88,618     $69,735     $54,031       $37,160       $31,465
Ratio of expenses to average net assets,
   net of waivers and reimbursements                1.41%       1.57%       1.70%         1.81%         1.85%
Ratio of expenses to average net assets,
   before waivers and reimbursements                1.41%       1.60%       1.70%         1.81%         1.85%
Ratio of net investment income to average
   net assets, net of waivers and reimbursements    1.48%       1.31%       1.43%         0.92%         0.73%
Ratio of net investment income to average
   net assets, before waivers and reimbursements    1.48%       1.28%       1.43%         0.92%         0.73%
Portfolio turnover rate                               16%         19%         17%           35%           29%



                                                                       INTERMEDIATE
                                                                     FIXED INCOME FUND
                                            ------------------------------------------------------------------------
                                              FISCAL YEAR  FISCAL YEAR   FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                                 ENDED        ENDED         ENDED         ENDED         ENDED
                                             OCT. 31, 2005 OCT. 31, 2004 OCT. 31, 2003 OCT. 31, 2002 OCT. 31, 2001
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR              $ 10.11      $ 10.15        $  9.98       $ 10.18        $  9.44
                                                -------      -------        -------       -------        -------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                              0.34         0.34           0.41          0.47           0.55
Net realized and unrealized gain (loss)
   on investments                                 (0.31)*      (0.04)          0.17         (0.20)          0.74
                                                -------      -------        -------       -------        -------
     TOTAL FROM INVESTMENT OPERATIONS              0.03         0.30           0.58          0.27           1.29
                                                -------      -------        -------       -------        -------

LESS DISTRIBUTIONS PAID:
From net investment income                        (0.34)       (0.34)         (0.41)        (0.47)         (0.55)
From net realized capital gains                      --           --             --            --             --
                                                -------      -------        -------       -------        -------
     TOTAL DISTRIBUTIONS                          (0.34)       (0.34)         (0.41)        (0.47)         (0.55)
                                                -------      -------        -------       -------        -------
NET ASSET VALUE, END OF YEAR                    $  9.80      $ 10.11        $ 10.15       $  9.98        $ 10.18
                                                =======      =======        =======       =======        =======

TOTAL RETURN 1                                     0.31%        2.98%2         5.86%2        2.76%2        14.08%2

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000s)                  $66,701      $71,354        $70,663       $74,068        $75,684
Ratio of expenses to average net assets,
   net of waivers and reimbursements               0.81%        0.85%          0.85%         0.85%          0.85%
Ratio of expenses to average net assets,
   before waivers and reimbursements               0.81%        0.89%          0.87%         0.87%          0.99%
Ratio of net investment income to average
   net assets, net of waivers and reimbursements   3.41%        3.32%          3.95%         4.71%          5.64%
Ratio of net investment income to average
   net assets, before waivers and reimbursements   3.41%        3.28%          3.93%         4.69%          5.50%
Portfolio turnover rate                              37%          35%            32%           93%           140%


* INCLUDES REDEMPTION FEES RETAINED BY THE FUND. SUCH REDEMPTION FEES REPRESENT LESS THAN $0.01 PER SHARE.
1 RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD
  PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.
2 FEE WAIVERS ARE IN EFFECT. IF THEY HAD NOT BEEN IN EFFECT, PERFORMANCE WOULD
  HAVE BEEN LOWER.
AMOUNTS DESIGNATED AS "-" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.
THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



28 & 29   JOHNSONFAMILY FUNDS ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS OCTOBER 31, 2005


1. ORGANIZATION

JohnsonFamily Funds, Inc. (the "Company") was organized on January 27, 1998 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At October 31, 2005, the only series presently authorized are JohnsonFamily Large Cap Value Fund, JohnsonFamily Small Cap Value Fund, JohnsonFamily International Value Fund and JohnsonFamily Intermediate Fixed Income Fund, individually referred to as a "Fund" and collectively as the "Funds."


2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

A. USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

B. INVESTMENT VALUATION
Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

Securities for which market prices are not "readily available" are valued in accordance with Fair Value Pricing Procedures established by the Funds' Board of Directors (the "Board"). The Funds' Fair Value Pricing Procedures are implemented through a Fair Value Pricing Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Pricing Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security's primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Pricing Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Although the Committee members use their best judgement in estimating the fair value of these investments, there are inherent limitations in any estimation technique. Because of the inherent uncertainty of valuation, the Funds' values may differ from the values that the Funds' could realize in a current transaction.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security's last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect



30   JOHNSONFAMILY FUNDS ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)  OCTOBER 31, 2005


the value of those securities (a "Significant Event") has occurred between the time of the security's last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the adviser or sub-adviser of a Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, the adviser or sub-adviser may request that a Committee Meeting be called. In addition, the Funds' administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the adviser or sub-adviser for any Fund holding the relevant securities that such limits have been exceeded. In such an event, the adviser or sub-adviser makes the determination whether a Committee Meeting should be called based on the information provided.

C. FOREIGN CURRENCY TRANSLATIONS
The books and records of the International Value Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the dates of such transactions.

The International Value Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities.

The International Value Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses are treated as ordinary income or loss for U.S. Federal income tax purposes.

D. FOREIGN CURRENCY EXCHANGE CONTRACTS
The International Value Fund is authorized to enter into foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. At October 31, 2005, the International Value Fund had no such contracts outstanding.

E. DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income, if any, will be declared and paid quarterly for the Large Cap Value Fund, annually for both the Small Cap Value Fund and International Value Fund, and monthly for the Intermediate Fixed Income Fund. Distributions of net realized gains, if any, will be declared at least annually. Distributions to shareholders are recorded on the ex-dividend date.

F. SECURITIES TRANSACTIONS AND INVESTMENT INCOME
For financial reporting purposes, investment transactions are accounted for on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Corporate actions for foreign securities are recorded as soon as the information is available to the Funds.

G. EXPENSES
The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory, distribution, and custodian fees. Expenses not attributed directly to a Fund are allocated equally among the Funds or are allocated pro rata across the Funds based on the Fund's daily average net assets.



                                          JOHNSONFAMILY FUNDS ANNUAL REPORT   31

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)  OCTOBER 31, 2005


3. CAPITAL STOCK

Transactions in shares of capital stock were as follows:

                                                             FOR THE YEAR ENDED OCTOBER 31, 2005
                                                    LARGE CAP         SMALL CAP    INTERNATIONAL      INTERMEDIATE
                                                   VALUE FUND        VALUE FUND       VALUE FUND FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------
Shares sold                                         2,808,513         1,072,195        2,209,913         1,402,918
Shares issued to holders in reinvestment
     of dividends                                     460,674           853,599           17,880           147,165
Shares redeemed                                    (1,807,329)       (2,569,237)      (1,588,933)       (1,799,464)
                                                   ----------        ----------       ----------        ----------
NET INCREASE (DECREASE)                             1,461,858          (643,443)         638,860          (249,381)
                                                   ==========        ==========       ==========        ==========

                                                             FOR THE YEAR ENDED OCTOBER 31, 2004
                                                    LARGE CAP         SMALL CAP    INTERNATIONAL      INTERMEDIATE
                                                   VALUE FUND        VALUE FUND       VALUE FUND FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------
Shares sold                                         2,570,811         1,341,352        1,632,106         1,226,140
Shares issued to holders in reinvestment
     of dividends                                      67,764           174,720           32,854           130,034
Shares redeemed                                    (1,378,582)       (1,972,342)      (1,202,135)       (1,261,564)
                                                   ----------        ----------       ----------        ----------
NET INCREASE (DECREASE)                             1,259,993          (456,270)         462,825            94,610
                                                   ==========        ==========       ==========        ==========


4. PURCHASES, SALES AND MATURITIES OF SECURITIES

Purchases, sales and maturities of investment securities, excluding U.S. government and short-term securities, for the year ended October 31, 2005, were as follows:

                                                    LARGE CAP         SMALL CAP    INTERNATIONAL      INTERMEDIATE
                                                   VALUE FUND        VALUE FUND       VALUE FUND FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------
Cost of Purchases                                 $68,156,229       $46,671,938      $21,037,493        $5,227,520
Proceeds from Sales and Maturities                 55,088,790        66,387,354       12,334,996         4,562,392


Cost of purchases and proceeds from sales and maturities of U.S. government securities for the Intermediate Fixed Income Fund for the fiscal year ended October 31, 2005, were $23,116,648 and $18,930,403, respectively.

5. FEDERAL TAX INFORMATION

Each Fund intends to continue to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of taxable income to its shareholders.

The Funds may periodically make reclassifications among certain of their capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States.



32   JOHNSONFAMILY FUNDS ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)  OCTOBER 31, 2005


Accordingly, at October 31, 2005, the following permanent differences, primarily attributable to different treatment for gains and losses on paydowns of mortgage and asset-backed securities for tax purposes, reclassification of long term capital gain distributions on Real Estate Investment Trust securities, and gains and losses on passive foreign investment companies and certain foreign currency related transactions, have been reclassified to/from the following accounts:

                                             UNDISTRIBUTED           ACCUMULATED
                                            NET INVESTMENT            REALIZED
                                             INCOME/(LOSS)           GAIN/(LOSS)
--------------------------------------------------------------------------------
Large Cap Value Fund                         $ 19,019                 $(19,019)
Small Cap Value Fund                           44,896                  (44,896)
International Value Fund                      437,391                 (437,391)
Intermediate Fixed Income Fund                 19,898                  (19,898)

These reclassifications have no effect on net assets or net asset values per share.

The tax character of dividends and distributions declared during the last two fiscal years were as follows:

                                           ORDINARY         LONG TERM
                                            INCOME        CAPITAL GAIN         TOTAL
-------------------------------------------------------------------------------------
Large Cap Value Fund
                               2005      $1,663,254        $4,189,909      $5,853,163
                               2004         995,094                --         995,094
Small Cap Value Fund
                               2005       6,209,735         5,617,347      11,827,082
                               2004       2,474,565                --       2,474,565
International Value Fund
                               2005       1,021,848           285,412       1,307,260
                               2004         676,349                --         676,349
Intermediate Fixed Income Fund
                               2005       2,422,353                --       2,422,353
                               2004       2,376,433                --       2,376,433

As of October 31, 2005, the components of Distributable Earnings/(Accumulated Losses) for tax purposes were as follows:

                                                           CAPITAL
                           UNDISTRIBUTED UNDISTRIBUTED      LOSS                         OTHER     TOTAL DISTRIBUTABLE
                             ORDINARY      LONG-TERM    CARRYFORWARD    UNREALIZED     TEMPORARY        EARNINGS/
                              INCOME     CAPITAL GAIN   EXPIRING 2008  APPRECIATION   DIFFERENCES  (ACCUMULATED LOSSES)
-----------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund        $3,225,386   $6,345,694        $     --    $ 6,823,457     $     --      $16,394,537
Small Cap Value Fund         4,050,502    2,819,705              --      2,253,599           --        9,123,806
International Value Fund     1,651,661    3,452,216              --     19,692,111           --       24,795,988
Intermediate Fixed
     Income Fund                96,619           --        (518,984)      (493,008)     (96,232)      (1,011,605)

For Federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains through the year of expiration.

For the fiscal year ended October 31, 2005, the Intermediate Fixed Income Fund utilized capital loss carryforwards of $109,132 to offset net realized capital gains.



                                          JOHNSONFAMILY FUNDS ANNUAL REPORT   33

NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)  OCTOBER 31, 2005


For Federal income tax purposes, the cost of securities owned at October 31, 2005, and the net realized gains or losses on securities sold for the period were different from amounts reported for financial reporting purposes, primarily due to recognition of unrealized gain from passive foreign companies and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at October 31, 2005, were as follows:

                                                                                                 NET
                                                                                             UNREALIZED
                                          FEDERAL         APPRECIATED      DEPRECIATED      APPRECIATION/
                                         TAX COST         SECURITIES       SECURITIES      (DEPRECIATION)
---------------------------------------------------------------------------------------------------------
Large Cap Value Fund                  $106,379,760       $14,039,994     $(7,216,537)      $ 6,823,457
Small Cap Value Fund                    53,861,627         5,335,125      (3,081,526)        2,253,599
International Value Fund                68,674,590        20,783,227      (1,087,621)       19,695,606
Intermediate Fixed Income Fund          67,358,445           588,930      (1,081,938)         (493,008)


6. REDEMPTION FEES

On July 26, 2001, the Board approved the imposition of a 2.00% redemption fee applicable to all shares purchased after September 17, 2001 for the International Value Fund and after October 10, 2001 for the Large Cap Value, Small Cap Value, and Intermediate Fixed Income Funds, and redeemed by shareholders within 30 days of their purchase date. The redemption fee is intended to limit short-term trading in the Funds. Any proceeds of the fee will be credited to the assets of the Fund in which the shares were redeemed. For the year ended October 31, 2005, there were $2,365, $249, $666 and $757 of redemption fees retained by the Large Cap Value, Small Cap Value, International Value and Intermediate Fixed Income Funds, respectively. For the year ended October 31, 2004, there were $40 and $105 of redemption fees retained by the Large Cap Value and Small Cap Value Funds, respectively.

7. INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS

Johnson Asset Management, Inc. ("JAM") is the investment adviser for the Funds. JAMmanages the Funds' investments and its business operations under the overall supervision of the Board. As compensation for JAM's services, the Funds will pay JAM a monthly fee based on each Fund's average daily net assets at the annual rate of 0.75% for the Large Cap Value Fund and the Small Cap Value Fund, 0.90% for the International Value Fund, and 0.45% for the Intermediate Fixed Income Fund.

RNC Capital Management LLC (d/b/a RNC Genter Capital Management) ("RNC") serves as investment sub-adviser for the Intermediate Fixed Income Fund (the "Fund"). For its services to the Fund, RNC is entitled to receive a fee at an annual rate of 0.20% of the Fund's average daily net assets paid by JAM.

Under the investment advisory agreements, if the aggregate annual operating expenses (including the investment advisory fee and the administration fee, excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 2.50% of the average daily net assets of each of the Large Cap Value Fund, Small Cap Value Fund and International Value Fund, or 1.50% of the average daily net assets of the Intermediate Fixed Income Fund, JAM will reimburse the Funds for the amount of such excess. Additionally, JAM has voluntarily agreed to reimburse the Intermediate Fixed Income Fund to the extent aggregate annual operating expenses exceed 0.85% of the Fund's average daily net assets. JAM may terminate this fee waiver at any time, but will not do so prior to October 31, 2005.

State Street Bank and Trust acts as custodian (the "Custodian") for the Funds. Fees of the Custodian are being paid based on the net assets of each Fund, by transaction and by out-of-pocket costs. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.



34   JOHNSONFAMILY FUNDS ANNUAL REPORT

NOTES TO THE FINANCIAL STATEMENTS (CONCLUDED)   OCTOBER 31, 2005


8. ADMINISTRATION, SERVICE AND DISTRIBUTION PLAN

SEI Investments Global Funds Services (the "Administrator") serves as the administrator to the Funds. The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of the per Fund minimum ($70,000 for each of the Large Cap Value Fund, Small Cap Value Fund, and Intermediate Fixed Income Fund, and $90,000 for the International Value Fund), or 0.14% of the first $250 million of the Funds' aggregate net assets; 0.10% of the next $250 million of the Funds' aggregate net assets; and 0.08% of the Funds' aggregate net assets over $500 million. Prior to August 1, 2004 the Administrator provided management and administrative services for an annual fee equal to the higher of $75,000 per Fund or 0.18% of the first $250 million of the Funds' aggregate net assets; 0.12% of the next $250 million of the Funds' aggregate net assets; and 0.10% of the Funds' aggregate net assets over $500 million.

SEI Investments Distribution Co. (the "Distributor") serves as the distributor to the Funds. Pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Service and Distribution Plan (the "Plan"). Under the Plan, each Fund is authorized to pay expenses incurred for the purpose of financing activities, including the employment of other dealers, intended to result in the sale of shares of each Fund at an annual rate of up to 0.25%.

Forum Shareholder Services serves as the transfer agent and dividend disbursing agent to the Funds.

9. LINE OF CREDIT

The Funds entered into an agreement which enables them to participate in a $7.5 million unsecured committed revolving line of credit with State Street Bank and Trust Company (the "Bank"). Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the Bank's overnight federal funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum payable at the end of each calendar quarter, is accrued by each Fund based on its average daily unused portion of the line of credit. For the year ended October 31, 2005, borrowings by the Small Cap Value Fund under the agreement were as follows:

             Average           Weighted           Maximum           Month of
              Daily             Average           Amount             Maximum
             Balance         Interest Rate       Borrowed        Amount Borrowed
             -------         -------------       --------        ---------------
             $11,650             3.34%           $399,443         December 2004

10. TRANSACTIONS WITH AFFILIATES

Certain officers of the Funds are also officers of the Administrator. Such officers are paid no fees by the Funds for serving as officers of the Funds.

11. MARKET RISKS

The International Value Fund invests primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. In addition, to the extent that the Fund focuses its investments in a particular region, the effects of political and economic events in that region on the value of an investment in the Fund will be magnified. Some countries in which the Fund may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments, or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

12. OTHER

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.



                                          JOHNSONFAMILY FUNDS ANNUAL REPORT   35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


THE BOARD OF DIRECTORS AND SHAREHOLDERS
JOHNSONFAMILY FUNDS, INC.:


We have audited the accompanying statements of net assets of the JohnsonFamily Large Cap Value Fund, JohnsonFamily Small Cap Value Fund, JohnsonFamily International Value Fund, and JohnsonFamily Intermediate Fixed Income Fund, each a series of JohnsonFamily Funds, Inc. (the "Company") as of October 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2001, were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated December 12, 2001.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2005, by correspondence with the custodian and broker. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the JohnsonFamily Large Cap Value Fund, JohnsonFamily Small Cap Value Fund,
JohnsonFamily International Value Fund, and JohnsonFamily Intermediate Fixed Income Fund, as of October 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.




                                    KMPG LLP

Philadelphia, Pennsylvania
December 22, 2005



36   JOHNSONFAMILY FUNDS ANNUAL REPORT

DIRECTORS AND OFFICERS OF THE COMPANY (UNAUDITED)

                                        LENGTH OF          NUMBER OF
                                          TIME           PORTFOLIOS IN
NAME, ADDRESS     POSITION HELD          SERVED          FUND COMPLEX        PRINCIPAL OCCUPATION(S) DURING PAST
& AGE               WITH FUNDS           (YRS.)*           OVERSEEN          FIVE YEARS AND OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------

DIRECTORS AND OFFICERS
JOANNE BRANDES       Director               7                  4             Senior Vice President/General Counsel
8310 16th Street -                                                           and Secretary of Johnson/Diversey, Inc.
M/S 510                                                                      since October 1997; Officer of S.C.
Sturtevant, WI                                                               Johnson & Son, Inc. since 1992.
53177-0902                                                                   Director of Alternative Resources
Age: 52                                                                      Corporation and Corporate Family
                                                                             Solutions, Inc.
------------------------------------------------------------------------------------------------------------------------------------

RICHARD BIBLER       Director               7                  4             Owner of Rudolph Stone Associates, a
1449 E. Goodrich                                                             financial consulting firm, since prior to 1990.
Lane
Milwaukee, WI 53217
Age: 73
------------------------------------------------------------------------------------------------------------------------------------

F. GREGORY CAMPBELL  Director               7                  4             President of Carthage College since 1987
Carthage College                                                             Director of AAL Mutual Funds.
2001 Alford Drive
Kenosha, WI 53140
Age: 66
------------------------------------------------------------------------------------------------------------------------------------

GERALD KONZ          Director               7                  4             Independent consultant; Vice President,
3515 Taylor                                                                  Tax Counsel and Chairman of the pension
Avenue                                                                       and savings plan investment committees of
Racine, WI 53405                                                             S.C. Johnson & Son, Inc. from 1982 to 1997.
Age: 73
------------------------------------------------------------------------------------------------------------------------------------

GEORGE NELSON        Director               7                  4             Vice President of Administration and
WISC-TV                                                                      Finance of Evening Telegram, Inc. since
7025 Raymond Road                                                            1982.
Madison, WI
53719-5053
Age: 67
------------------------------------------------------------------------------------------------------------------------------------

TIMOTHY D. BARTO     Assistant Vice         5                 N/A            Vice President and Assistant Secretary of
One Freedom          President and                                           SEI Investments (since November 1999);
Valley Drive         Assistant Secretary                                     Associate, Dechert (law firm) from 1997-
Oaks, PA 19456                                                               1999.
Age: 37
------------------------------------------------------------------------------------------------------------------------------------

PHILIP T. MASTERSON  Assistant Vice         1                 N/A            Employed by SEI Investments Company
One Freedom          President and                                           since 2004. General Counsel, CITCO
Valley Drive         Assistant Secretary                                     Mutual Fund Services from 2003-2004.
Oaks, PA 19456                                                               Vice President & Assistant Counsel,
Age: 41                                                                      Oppenheimer Funds from 1997-2001 and
                                                                             Vice President & Associate Counsel from
                                                                             2001-2003.
------------------------------------------------------------------------------------------------------------------------------------

JAMES NDIAYE         Assistant Vice         1                 N/A            Employed by SEI Investments Company
One Freedom          President and                                           since 2004. Vice President, Deutsche Asset
Valley Drive         Assistant Secretary                                     Management from 2003-2004. Associate,
Oaks, PA 19456                                                               Morgan, Lewis & Bockius LLP from 2000-
Age: 37                                                                      2003; Counsel, Assistant Vice President ING
                                                                             Variable Annuities Group from 1999-2000.
------------------------------------------------------------------------------------------------------------------------------------

SOFIA A. ROSALA      Assistant Vice         1                 N/A            Vice President and Secretary--Corporate
One Freedom          President and                                           Counsel of the Administrator since 2004.
Valley Drive         Assistant Secretary                                     Compliance Officer of SEI Investments
Oaks, PA 19456                                                               Company from September 2001 to 2004.
Age: 31                                                                      Account and Product Consultant, SEI
                                                                             Private Trust Company, 1998-2001.
------------------------------------------------------------------------------------------------------------------------------------



                                          JOHNSONFAMILY FUNDS ANNUAL REPORT   37

DIRECTORS AND OFFICERS OF THE COMPANY (UNAUDITED)

                                        LENGTH OF          NUMBER OF
                                          TIME           PORTFOLIOS IN
NAME, ADDRESS     POSITION HELD          SERVED          FUND COMPLEX        PRINCIPAL OCCUPATION(S) DURING PAST
& AGE               WITH FUNDS           (YRS.)*           OVERSEEN          FIVE YEARS AND OTHER DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS AND OFFICERS
WENDELL PERKINS    Director                 7                  4             Senior Vice President of Johnson Asset
Johnson Asset                                                                Management Inc. since 1994.
Management, Inc.
555 Main Street
Suite 440
Racine, WI 53403
Age: 42
------------------------------------------------------------------------------------------------------------------------------------

COLETTE WALLNER    President,               4                 N/A            Executive Vice President of Johnson
Johnson Asset      Chief Compliance                                          Financial Group since 1999; President of
Management, Inc.   Officer and                                               Johnson Asset Management, Inc. since
555 Main Street    Anti-Money                                                2001; Senior Vice President of Associated
Suite 400          Laundering Officer                                        Banc-Corp.
Racine, WI 53403
Age: 48
------------------------------------------------------------------------------------------------------------------------------------

MARK BEHRENS       Secretary and Treasurer  5                 N/A            Senior Vice President of Johnson
Johnson Asset                                                                Financial Group.
Management, Inc.
555 Main Street
Suite 460
Racine, WI 53403
Age: 45
------------------------------------------------------------------------------------------------------------------------------------

* Each Director shall hold office during the lifetime of the Fund until the election and qualification of his or her successor, or until he or she is deceased, resigns or is removed from office in accordance with each Fund's Declaration of Trust.



38   JOHNSONFAMILY FUNDS ANNUAL REPORT

DISCLOSURE OF FUND EXPENSES (UNAUDITED)


All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your Fund's costs in two ways:

o ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense cost from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

o HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

NOTE: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

-------------------------------------------------------------------------------------------
                                     BEGINNING        ENDING                      EXPENSES
                                      ACCOUNT         ACCOUNT      ANNUALIZED       PAID
                                       VALUE           VALUE         EXPENSE       DURING
                                      5/1/05         10/31/05        RATIOS        PERIOD*
-------------------------------------------------------------------------------------------
ACTUAL FUND RETURN
Large Cap Value Fund                 $1,000.00       $1,040.30        1.00%         $5.14
Small Cap Value Fund                  1,000.00        1,060.30        1.18           6.13
International Value Fund              1,000.00        1,076.20        1.35           7.06
Intermediate Fixed Income Fund        1,000.00        1,001.60        0.77           3.88

HYPOTHETICAL 5% FUND RETURN
Large Cap Value Fund                 $1,000.00       $1,020.16        1.00%         $5.09
Small Cap Value Fund                  1,000.00        1,019.26        1.18           6.01
International Value Fund              1,000.00        1,018.40        1.35           6.87
Intermediate Fixed Income Fund        1,000.00        1,021.32        0.77           3.92
-------------------------------------------------------------------------------------------

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/365 (TO REFLECT THE ONE-HALF YEAR PERIOD SHOWN).



                                          JOHNSONFAMILY FUNDS ANNUAL REPORT   39

APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)


On March 15, 2005, the Board of Directors of JohnsonFamily Funds, Inc. approved the continuation of each Fund's investment advisory agreement with Johnson Asset Management, Inc. (the "Adviser") and the Intermediate Fixed Income Fund's sub-advisory agreement with RNC Genter Capital Management (the "Sub-Adviser"). Prior to approving the continuation of the agreements, the Board considered:

     o the nature, extent and quality of the services provided by the Adviser and Sub-Adviser

     o  the investment performance of the Funds

     o the costs of the services to be provided and profits to be realized by the Adviser and Sub-Adviser from their relationship with the Funds

     o the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect those economies of scale

     o  the expense ratios of the Funds

In considering the nature, extent and quality of the services provided by the Adviser, the Board considered a report prepared by the Adviser describing the portfolio management, shareholder communication and serving and regulatory compliance services provided by the Adviser to the Funds. The Directors concluded that the Adviser was providing essential services to the Funds. The Directors concluded that the Sub-Adviser provided only portfolio management services to the Intermediate Fixed Income Fund and that the Adviser provided the same non-portfolio management services to the Intermediate Fixed Income Fund that it did to the other Funds.

The Directors compared the performance of the Funds to benchmark indices over various periods of time and concluded that the performance of the Funds warranted the continuation of the advisory agreements. The Directors noted that in addition to the absolute performance of the Funds, they also noted that the Funds adhered to their investment style avoiding style drift.

In concluding that the advisory fees payable by the Funds were reasonable, the Directors reviewed a report of the costs of services provided by, and the profits realized by the Adviser, from its relationship with the Funds and concluded that such profits were reasonable and not excessive. The Directors also reviewed reports comparing the expense ratios and advisory fees paid by the Funds to those paid by other comparable mutual funds and concluded that the advisory fees paid by the Funds and the expense ratios of the Funds were typically in the middle 60% of the range of comparable mutual funds. The Directors noted that the Adviser and not the Intermediate Fixed Income Fund paid the Sub-Advisory Fee.

The Directors then reviewed a report from the Adviser indicating that the Funds' expense ratios were declining as the assets of the Funds grew, indicating that there were economies of scale benefiting the shareholders. The Directors also considered whether the investment advisory agreement fee schedules should be adjusted for an increase in assets under management. They concluded that "breakpoints" were not warranted at this time given the anticipated growth of the Funds in the next year and the other factors considered.



40   JOHNSONFAMILY FUNDS ANNUAL REPORT

NOTICE TO SHAREHOLDERS (UNAUDITED)


For shareholders that do not have an October 31, 2005 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2005 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2005, each Fund is designating the following items with regard to distributions paid during the year.

                                          LONG TERM
                                         (15% RATE)
                                            CAPITAL       ORDINARY                                 QUALIFYING
                                              GAINS         INCOME          TOTAL     QUALIFYING     DIVIDEND
FUND                                  DISTRIBUTIONS  DISTRIBUTIONS  DISTRIBUTIONS  DIVIDENDS (1)   INCOME (2)
-------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                         71.58%         28.42%           100%         56.92%       58.17%
Small Cap Value Fund                         47.50%         52.50%           100%         13.36%       13.20%
International Value Fund                     19.42%         80.58%           100%             0%         100%
Intermediate  Fixed
   Income Fund*                                  0%           100%           100%             0%           0%

* FOR THE INTERMEDIATE FIXED INCOME FUND, A TOTAL OF 31.24% OF THE DIVIDENDS DISTRIBUTED DURING THE FISCAL YEAR WAS DERIVED FROM INTEREST ON U.S. GOVERNMENT SECURITIES WHICH IS GENERALLY EXEMPT FROM STATE INCOME TAX.
(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS, WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.
(2) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS." IT IS THE INTENTION OF EACH OF THE AFOREMENTIONED FUNDS TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY THE LAW.

THE INFORMATION REPORTED HEREIN MAY DIFFER FROM THE INFORMATION AND DISTRIBUTIONS TAXABLE TO THE SHAREHOLDERS FOR THE CALENDAR YEAR ENDING DECEMBER 31, 2005. COMPLETE INFORMATION WILL BE COMPUTED AND REPORTED IN CONJUNCTION WITH YOUR 2005 FORM 1099-DIV.

The International Value Fund intends to pass through foreign tax credits in the amount of $162,413 to shareholders as of October 31, 2005. The total amount of foreign source income for the fiscal year ended October 31, 2005, was $2,463,634.



                                          JOHNSONFAMILY FUNDS ANNUAL REPORT   41

This report has been prepared for the general information of JohnsonFamily Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current JohnsonFamily Funds prospectus, which contains more complete information about JohnsonFamily Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Forms N-Q are available on the Securities and Exchange Commission's (the "Commission") web site at HTTP://WWW.SEC.GOV, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-276-8272; (ii) at the Funds' website at http://www.johnsonfamilyfunds.com; and (iii) on the Commission's website at HTTP://WWW.SEC.GOV.


         [LOGO OMITTED]
       JohnsonFamily Funds
          P.O. Box 515
      Racine, WI 53401-0515


JFF-AR-002-0400

ITEM 2.    CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer or controller.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is George A. Nelson. Mr. Nelson is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by KPMG LLP Related to the Funds

KPMG LLP billed the Funds aggregate fees for services rendered to the Funds for the last two fiscal years as follows:


----------------- --------------------------------------------------------- --------------------------------------------------------
                                       FISCAL 2005                                            FISCAL 2004
------ ---------- ------------------ ------------------ ------------------- ----------------- ------------------ -------------------
                    All fees and       All fees and       All other fees     All fees and       All fees and       All other fees
                    services to the    services to        and services to    services to the    services to        and services to
                    Funds that were    service            service            Funds that were    service            service
                    pre-approved       affiliates that    affiliates that    pre-approved       affiliates that    affiliates that
                                       were               did not require                       were               did not require
                                       pre-approved       pre-approval                          pre-approved       pre-approval
------ ---------- ------------------ ------------------ ------------------- ----------------- ------------------ -------------------
 (a)    Audit         $64,100               $0                 $0               $52,500             $0                 $0
        Fees(1)

------ ---------- ------------------ ------------------ ------------------- ----------------- ------------------ -------------------
 (b)    Audit-           $0                 $0                 $0                  $0               $0                 $0
        Related
        Fees

------ ---------- ------------------ ------------------ ------------------- ----------------- ------------------ -------------------
 (c)    Tax              $0                 $0                 $0                  $0               $0                 $0
        Fees

------ ---------- ------------------ ------------------ ------------------- ----------------- ------------------ -------------------
 (d)    All              $0                 $0                 $0                  $0               $0                 $0
        Other
        Fees
------ ---------- ------------------ ------------------ ------------------- ----------------- ------------------ -------------------

Notes:
(1) Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) Before the principal accountant is engaged by the Funds to render audit or non-audit services, the engagement is approved by the Funds' Audit Committee.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

              -------------------------- ---------------- ---------------
                                           FISCAL 2005       FISCAL 2004
              -------------------------- ---------------- ---------------
               Audit-Related Fees              0%                0%

              -------------------------- ---------------- ---------------
               Tax Fees                        0%                0%

              -------------------------- ---------------- ---------------
               All Other Fees                  0%                0%

              -------------------------- ---------------- ---------------


(f)      Not applicable.

(g) The aggregate non-audit fees and services billed by KPMG LLP for the last two fiscal years were $0 and $0 for 2005 and 2004, respectively.

(h)      Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

See Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.












--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                   JohnsonFamily Funds, Inc.


By (Signature and Title)*                      /s/ Colette M. Wallner
                                               -----------------------------
                                               Colette M. Wallner, President

Date: January 5, 2006





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*                      /s/ Colette M. Wallner
                                               -----------------------------
                                               Colette M. Wallner, President

Date: January 5, 2006


By (Signature and Title)*                      /s/ Mark C. Behrens
                                               -----------------------------
                                               Mark C. Behrens, Treasurer

Date: January 5, 2006

* Print the name and title of each signing officer under his or her signature.